UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07797

SunAmerica Series, Inc.
(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ			07311
(Address of principal executive offices)			(Zip code)

John T. Genoy Senior Vice President SunAmerica Asset Management, LLC Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(201) 324-6414

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Item 1. Reports to Stockholders

This filing is on behalf of five of the six series of portfolios of SunAmerica Series, Inc.

ANNUAL REPORT 2015

SunAmerica Series, Inc.

■  Focused Asset Allocation Strategies

■  Focused Dividend Strategy Portfolio

■  SunAmerica Strategic Value Portfolio

■  SunAmerica Select Dividend Growth Portfolio

Table of Contents

A Message from the President	2
Expense Example	4
Statement of Assets and Liabilities	6
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	11
Portfolio of Investments	16
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	50
Approval of the Investment Advisory and Management Agreement	51
Director and Officer Information	57
Shareholder Tax Information	60
Comparisons: Portfolios vs. The Indices	61

A MESSAGE FROM THE PRESIDENT — (unaudited)

Dear Shareholders:

We are pleased to present this annual update for SunAmerica Series, Inc. (the "SunAmerica Series"), including the Focused Asset Allocation Strategies, Focused Dividend Strategy Portfolio, SunAmerica Strategic Value Portfolio and SunAmerica Select Dividend Growth Portfolio (the "Portfolios") for the 12-month period ended October 31, 2015.

Overall, global equities advanced, albeit modestly, during the annual period, while global bonds struggled, delivering negative returns, and commodities dramatically declined amidst heightened volatility. In large part based on better-than-expected economic growth at home, U.S. equities and U.S. bonds were comparatively stronger, with each asset class posting solid single-digit returns.

As the annual period began in November 2014, the nearly six-year-old global stock rally marched on, and it continued through the end of 2014 and into the first quarter of 2015. There was no shortage of headlines for investors to worry about: Ebola fears escalated; Japan's and Brazil's recessions deepened; tensions in Ukraine heightened; Europe's economy remained near stalling speed; Russia faced a currency crisis; oil prices plunged; fears about Greece's future in the European Union resurfaced; and Chinese manufacturing data disappointed. However, there were a few bright spots in the global landscape. The U.S. economy continued to experience solid growth, and Europe furthered its accommodative monetary policy and presented encouraging economic data, including positive trends in manufacturing, exports and economic sentiment.

The climb of global equities ended in the second quarter of 2015 when it declined for the first time in 12 quarters. Late in the second quarter of 2015, the Greek debt crisis took center stage. Negotiations between top Greek officials and creditors broke down, and on June 30, 2015, Greece officially defaulted on a 1.6 billion euro repayment to the International Monetary Fund. The third quarter of 2015 was even worse for global equities, as prices tumbled. Early in the third quarter of 2015, Greece's default on its payment and the Greek citizens' rejection of the creditors' final terms dominated the global market narrative. However, by the end of the third quarter of 2015, the Greek debt crisis was firmly in the rearview mirror, and the China-induced sell-off and the U.S. Federal Reserve's (the "Fed's") interest rate hike timing were foremost in investors' minds. The unexpected devaluation in China's currency further rattled global equity markets, triggering concerns about global disinflationary trends, a weaker than anticipated global economic growth backdrop and a competitive currency devaluation race. During September 2015, Chinese manufacturing activity fell to its lowest level since 2009. The details pointed to softness in both domestic and external demand. Risk appetites were also dampened by the European Central Bank's (ECB's) cut in its Eurozone economic and inflation outlook and the downgrade of Brazil's debt to below investment grade. However, global equities rebounded in October 2015, as increasing signs of extended monetary policy accommodation by major central banks supported risk assets. In Europe, ECB President Mario Draghi indicated that the ECB's asset purchases would continue until the central bank sees an increase in the inflation outlook. A day later, the People's Bank of China cut its one-year deposit rate and reserve requirement ratio after Chinese economic growth slowed in the third quarter of 2015 to a six-year low. While Chinese economic data remained sluggish, it was generally better than feared and helped to quell concerns about a hard landing, or recession. On the U.S. political front, Congress and the White House reached a tentative debt-ceiling deal, helping to alleviate worries of a replay of the 2011 debt-ceiling crisis.

A major factor impacting returns for U.S. investors in international equities during the annual period was the surging U.S. dollar against most currencies, as the U.S. dollar was supported by diverging monetary policy and economic performance. For the annual period as a whole, emerging market equities overall underperformed their developed market counterparts, and U.S. stocks generally outperformed non-U.S. stocks. Within the U.S. equity market, large-cap stocks mostly outperformed mid- and small-cap stocks. Growth stocks significantly outpaced value stocks across the capitalization spectrum.

A MESSAGE FROM THE PRESIDENT — (unaudited) (continued)

Fixed income markets experienced volatility similar to the equity markets during the annual period. At the end of 2014 and into 2015, global government bond yields declined, as central banks stepped up their efforts to ward off deflation and revive economic growth. Nevertheless, volatility surged, as positive economic growth, especially in developed economies, and accommodative central bank policies supported markets, while the risk of a Greek exit from the Eurozone rose considerably. Fixed income markets came under significant pressure in the third quarter of 2015 amid fresh worries about the global economic outlook. However, signs of extended monetary policy accommodation by major central banks supported most fixed income sectors by the end of the period in October 2015.

Commodities struggled for the majority of the annual period, although there were times of strong performance. The fourth quarter of 2014 was the weakest quarter for commodities since 2008. The struggles continued into 2015 until the second quarter, when commodities rose for the first time since the second quarter of 2014. However, volatility returned during the third quarter of 2015. The weakness was spread across all four major commodities sectors – energy, industrial metals, precious metals and agriculture, and livestock – driven by increased concerns that many commodities continued to see supply growth in the face of slowing demand. In October 2015, at the end of the annual period, precious metals and agriculture and livestock rebounded to positive territory, but energy and industrial metals remained weak.

Whether you invest in any of our portfolios separately or you invest in a mix of SunAmerica Funds through our Focused Asset Allocation Strategies, we believe our mutual funds may provide valuable tools for investors and their financial advisers to help optimize their asset allocations amidst whatever market conditions may arise.

Maintaining a long-term perspective is a basic tenet of effective investing for both managers and investors. We believe that investors should resist the urge to act upon short-term market movements and should instead maintain investments in assets that are allocated based on their long-term individual goals.

On the following pages, you will find financial statements and portfolio information for each of the SunAmerica Series Portfolios for the annual period ended October 31, 2015. You will also find a comprehensive review of the Portfolios' performance and management strategies.

Thank you for being a part of the SunAmerica Series Portfolios. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck
President & CEO
SunAmerica Asset Management, LLC

Past performance is no guarantee of future results. Diversification and asset allocation do not guarantee a profit nor protect against a loss.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. The Focused Dividend Strategy Portfolio holds up to 30 high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market. The SunAmerica Select Dividend Growth Portfolio holds up to 40 high dividend yielding common stocks selected annually from the Russell 1000 Index. The Focused Asset Allocation Strategies are funds-of-funds, allocated and monitored by SunAmerica Asset Management, LLC.

EXPENSE EXAMPLE — October 31, 2015 — (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a Portfolio in the SunAmerica Series, Inc. (the "Fund"), you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and account maintenance fees and other portfolio expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at May 1, 2015 and held until October 31, 2015.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended October 31, 2015" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Six Months Ended October 31, 2015" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2015" column and the "Annualized Expense Ratio" column do not include administrative fees that may apply to qualified retirement plan accounts. See the Portfolios' Prospectuses, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2015" column would have been higher and the "Ending Account Value" column would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an annual rate of return of 5% before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Six Months Ended October 31, 2015" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2015" column and the "Annualized Expense Ratio" column do not include administrative fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Portfolios' Prospectuses, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2015" column would have been higher and the "Ending Account Value" column would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable, to your account. Please refer to the Portfolios' Prospectuses, your retirement plan document and/or material from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

EXPENSE EXAMPLE — October 31, 2015 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value At May 1, 2015	Ending Account Value Using Actual Return at October 31, 2015	Expenses Paid During the Six Months Ended October 31, 2015*	Beginning Account Value At May 1, 2015	Ending Account Value Using a Hypothetical 5% Annual Return at October 31, 2015	Expenses Paid During the Six Months Ended October 31, 2015*	Annualized Expense Ratio*
Focused Multi-Asset Strategy†
Class A	$1,000.00	$977.40	$1.00	$1,000.00	$1,024.20	$1.02	0.20%
Class B	$1,000.00	$973.64	$4.58	$1,000.00	$1,020.57	$4.69	0.92%
Class C	$1,000.00	$973.64	$4.18	$1,000.00	$1,020.97	$4.28	0.84%
Class I#	$1,000.00	$975.59	$1.24	$1,000.00	$1,023.95	$1.28	0.25%
Focused Balanced Strategy†
Class A	$1,000.00	$975.24	$1.15	$1,000.00	$1,024.05	$1.17	0.23%
Class B#	$1,000.00	$971.53	$4.47	$1,000.00	$1,020.67	$4.58	0.90%
Class C	$1,000.00	$971.86	$4.37	$1,000.00	$1,020.77	$4.48	0.88%
Class I#	$1,000.00	$975.10	$1.24	$1,000.00	$1,023.95	$1.28	0.25%
Focused Dividend Strategy
Class A	$1,000.00	$1,000.87	$5.35	$1,000.00	$1,019.86	$5.40	1.06%
Class B	$1,000.00	$997.02	$8.61	$1,000.00	$1,016.59	$8.69	1.71%
Class C	$1,000.00	$997.09	$8.61	$1,000.00	$1,016.59	$8.69	1.71%
Class W	$1,000.00	$1,001.38	$4.34	$1,000.00	$1,020.87	$4.38	0.86%
SunAmerica Strategic Value
Class A	$1,000.00	$970.95	$7.10	$1,000.00	$1,018.00	$7.27	1.43%
Class C	$1,000.00	$967.49	$10.36	$1,000.00	$1,014.67	$10.61	2.09%
SunAmerica Select Dividend Growth
Class A	$1,000.00	$968.10	$7.79	$1,000.00	$1,017.29	$7.98	1.57%
Class C#	$1,000.00	$962.74	$11.72	$1,000.00	$1,013.26	$12.03	2.37%
Class W#	$1,000.00	$966.59	$7.53	$1,000.00	$1,017.54	$7.73	1.52%

*  Expenses are equal to each Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days (to reflect the one-half year period). These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Portfolios' prospectuses, your retirement plan document and/or materials from your financial adviser for more information.

#  During the stated period, the investment adviser either waived a portion or all of the fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2015" and the "Annualized Expense Ratio" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2015" and the "Annualized Expense Ratio" would have been lower.

†  Does not include the expenses of the underlying funds that the Portfolios bear indirectly. If these indirect expenses had been included, the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2015" and the "Annualized Expense Ratio" would have been higher and the "Actual/Hypothetical Ending Account Value" would have been lower.

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2015

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio	SunAmerica Select Dividend Growth Portfolio
ASSETS:
Investments at value (unaffiliated)*	$—	$—	$9,397,765,563	$240,213,382	$53,707,174
Investments at value (affiliated)*	298,466,162	161,593,395	336,221,762	—	—
Repurchase agreements (cost approximates value)	—	—	129,150,000	1,552,000	—
Total investments	298,466,162	161,593,395	9,863,137,325	241,765,382	53,707,174
Cash	—	—	732	20,822	12,697
Receivable for:
Fund shares sold	13,420	143,253	63,395,090	132,047	25,050
Dividends and interest	—	—	16,284,060	156,783	48,189
Prepaid expenses and other assets	1,777	1,782	3,388	2,203	1,777
Due from investment adviser for expense reimbursements/fee waivers	178	3,367	—	—	—
Due from distributor for expense reimbursement/fee waiver	—	—	—	—	60,285
Total assets	298,481,537	161,741,797	9,942,820,595	242,077,237	53,855,172
LIABILITIES:
Payable for:
Fund shares redeemed	366,478	146,407	12,167,998	143,495	23,200
Investment advisory and management fees	25,033	13,550	3,622,867	150,086	33,392
Distribution and account maintenance fees	72,491	41,472	3,944,383	99,713	16,277
Service Fees – Class W	—	—	287,345	—	13
Transfer agent fees and expenses	15,279	6,588	1,821,375	51,727	10,350
Directors' fees and expenses	329	135	3,863	277	1,594
Due to investment adviser from expense recoupment	—	—	—	—	1,056
Other accrued expenses	91,659	86,349	694,924	40,052	66,172
Total liabilities	571,269	294,501	22,542,755	485,350	152,054
Net Assets	$297,910,268	$161,447,296	$9,920,277,840	$241,591,887	$53,703,118
*Cost
Investments (unaffiliated)	$—	$—	$8,808,365,164	$231,675,043	$55,689,085
Investments (affiliated)	$286,969,954	$155,022,156	$295,923,964	$—	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2015 — (continued)

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio	SunAmerica Select Dividend Growth Portfolio
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$1,868	$1,049	$56,487	$956	$343
Paid-in capital	468,394,656	201,678,746	8,620,570,644	317,179,402	51,070,415
	468,396,524	201,679,795	8,620,627,131	317,180,358	51,070,758
Accumulated undistributed net investment income (loss)	1,335,965	333,274	12,947,885	2,512,887	23,586
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions from Underlying Funds	(183,318,429)	(47,137,012)	657,004,627	(86,639,697)	4,590,685
Unrealized appreciation (depreciation) on investments	11,496,208	6,571,239	629,698,197	8,538,339	(1,981,911)
Net Assets	$297,910,268	$161,447,296	$9,920,277,840	$241,591,887	$53,703,118
Class A:
Net assets	$165,216,240	$85,144,606	$4,213,860,221	$186,699,315	$52,244,219
Shares outstanding	10,327,500	5,519,402	239,346,388	7,254,373	3,332,614
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$16.00	$15.43	$17.61	$25.74	$15.68
Maximum sales charge (5.75% of offering price)	0.98	0.94	1.07	1.57	0.96
Maximum offering price to public	$16.98	$16.37	$18.68	$27.31	$16.64
Class B:
Net assets	$26,434,563	$15,704,041	$337,033,107	$—	$—
Shares outstanding	1,664,621	1,027,007	19,269,681	—	—
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$15.88	$15.29	$17.49	$—	$—
Class C:
Net assets	$105,928,266	$60,072,674	$3,008,526,716	$54,892,572	$1,351,251
Shares outstanding	6,670,042	3,913,854	172,107,910	2,305,139	86,505
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$15.88	$15.35	$17.48	$23.81	$15.62
Class I:
Net assets	$331,199	$525,975	$—	$—	$—
Shares outstanding	20,719	34,028	—	—	—
Net asset value, offering and redemption price per share	$15.99	$15.46	$—	$—	$—
Class W:
Net assets	$—	$—	$2,360,857,796	$—	$107,648
Shares outstanding	—	—	134,149,896	—	6,879
Net asset value, offering and redemption price per share	$—	$—	$17.60	$—	$15.65

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the year ended October 31, 2015

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio	SunAmerica Select Dividend Growth Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$—	$—	$289,849,288	$7,217,539	$2,014,600
Dividends (affiliated)	3,917,773	2,936,555	8,381,367	—	—
Interest (unaffiliated)	—	—	10,287	—	38
Total investment income	3,917,773	2,936,555	298,240,942	7,217,539	2,014,638
Expenses:
Investment advisory and management fees	321,427	172,271	40,490,216	1,922,629	425,716
Distribution and account maintenance fees:
Class A	—	—	13,744,149	680,904	194,906
Class B	191,525	112,926	3,131,217	23,667	—
Class C	749,645	419,441	27,287,526	594,399	9,652
Service Fees – Class W	—	—	3,043,170	—	164
Transfer agent fees and expenses:
Class A	51,653	24,551	8,847,213	467,257	123,108
Class B	12,613	6,182	703,218	6,879	—
Class C	20,243	10,411	6,074,903	140,335	3,088
Class I	950	94	—	—	—
Class W	—	—	4,477,611	—	1,135
Registration fees:
Class A	23,524	22,325	97,562	26,729	30,298
Class B	15,485	15,343	21,046	2,540	—
Class C	20,325	20,379	107,205	16,776	14,172
Class I	3	12,954	—	—	—
Class W	—	—	147,044	—	14,154
Custodian and accounting fees	12,090	12,090	903,958	31,059	25,010
Reports to shareholders	59,464	26,512	855,986	44,274	3,623
Audit and tax fees	38,219	38,219	51,180	49,360	37,962
Legal fees	14,783	11,566	184,074	18,687	9,580
Directors' fees and expenses	17,825	8,411	482,254	13,558	3,126
Deferred offering costs	—	—	—	—	35,862
Interest expense	—	—	1,225	90	—
Other expenses	21,217	19,313	183,918	25,244	18,222
Total expenses before fee waivers, expense reimbursements, and expense recoupments	1,570,991	932,988	110,834,675	4,064,387	949,778
Net (fees waived and expenses reimbursed) / recouped by investment adviser / distributor (Note 3)	(629)	(19,752)	—	—	(100,947)
Net expenses	1,570,362	913,236	110,834,675	4,064,387	848,831
Net investment income (loss)	2,347,411	2,023,319	187,406,267	3,153,152	1,165,807
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	—	—	802,126,111	26,626,888	4,601,237
Net realized gain (loss) on investments (affiliated)	2,565,937	1,626,572	(510,640)	—	—
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	7,346,900	3,440,911	—	—	—
Net realized gain (loss) on investments and foreign currencies	9,912,837	5,067,483	801,615,471	26,626,888	4,601,237
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	—	—	(505,248,431)	(28,505,500)	(4,636,761)
Change in unrealized appreciation (depreciation) on investments (affiliated)	(11,054,133)	(6,839,244)	40,297,798	—	—
Net unrealized gain (loss) on investments and foreign currencies	(11,054,133)	(6,839,244)	(464,950,633)	(28,505,500)	(4,636,761)
Net realized and unrealized gain (loss) on investments and foreign currencies	(1,141,296)	(1,771,761)	336,664,838	(1,878,612)	(35,524)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,206,115	$251,558	$524,071,105	$1,274,540	$1,130,283

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Focused Multi-Asset Strategy Portfolio		Focused Balanced Strategy Portfolio
	For the year ended October 31, 2015	For the year ended October 31, 2014	For the year ended October 31, 2015	For the year ended October 31, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$2,347,411	$2,628,881	$2,023,319	$1,984,492
Net realized gain (loss) on investments and foreign currencies	9,912,837	14,392,570	5,067,483	11,153,014
Net unrealized gain (loss) on investments and foreign currencies	(11,054,133)	8,090,919	(6,839,244)	(156,779)
Net increase (decrease) in net assets resulting from operations	1,206,115	25,112,370	251,558	12,980,727
Distributions to shareholders from:
Net investment income (Class A)	(2,792,965)	(3,765,488)	(1,583,214)	(2,361,045)
Net investment income (Class B)	(258,450)	(547,360)	(192,925)	(408,367)
Net investment income (Class C)	(1,087,672)	(1,910,942)	(730,784)	(1,348,048)
Net investment income (Class I)	(4,741)	(9,485)	(9,544)	(18,487)
Net investment income (Class W)	—	—	—	—
Net realized gain on securities (Class A)	—	—	—	—
Net realized gain on securities (Class B)	—	—	—	—
Net realized gain on securities (Class C)	—	—	—	—
Net realized gain on securities (Class I)	—	—	—	—
Net realized gain on securities (Class W)	—	—	—	—
Total distributions to shareholders	(4,143,828)	(6,233,275)	(2,516,467)	(4,135,947)
Net increase (decrease) in net assets resulting from capital share transactions (Note 7)	(38,468,372)	(34,647,273)	(15,406,105)	(13,836,602)
Total increase (decrease) in net assets	(41,406,085)	(15,768,178)	(17,671,014)	(4,991,822)
NET ASSETS:
Beginning of period	339,316,353	355,084,531	179,118,310	184,110,132
End of period†	$297,910,268	$339,316,353	$161,447,296	$179,118,310
†Includes accumulated undistributed net investment income (loss)	$1,335,965	$1,480,124	$333,274	$349,221

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Dividend Strategy Portfolio		SunAmerica Strategic Value Portfolio		SunAmerica Select Dividend Growth Portfolio
	For the year ended October 31, 2015	For the year ended October 31, 2014	For the year ended October 31, 2015	For the year ended October 31, 2014	For the year ended October 31, 2015	For the period May 2, 2014@ through October 31, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$187,406,267	$182,729,625	$3,153,152	$2,005,752	$1,165,807	$391,045
Net realized gain (loss) on investments and foreign currencies	801,615,471	699,842,583	26,626,888	29,414,713	4,601,237	62,924
Net unrealized gain (loss) on investments and foreign currencies	(464,950,633)	(133,205,069)	(28,505,500)	4,084,771	(4,636,761)	2,654,850
Net increase (decrease) in net assets resulting from operations	524,071,105	749,367,139	1,274,540	35,505,236	1,130,283	3,108,819
Distributions to shareholders from:
Net investment income (Class A)	(93,471,278)	(95,145,901)	(1,975,960)	(1,189,168)	(1,188,667)	(362,384)
Net investment income (Class B)	(5,513,813)	(4,596,024)	(32,418)	(13,142)	—	—
Net investment income (Class C)	(48,412,637)	(39,191,756)	(322,847)	(171,467)	(8,957)	(403)
Net investment income (Class I)	—	—	—	—	—	—
Net investment income (Class W)	(52,465,467)	(35,451,968)	—	—	(2,436)	(746)
Net realized gain on securities (Class A)	(225,845,192)	(132,078,728)	—	(691,632)	(72,539)	—
Net realized gain on securities (Class B)	(17,840,564)	(8,038,915)	—	(47,993)	—	—
Net realized gain on securities (Class C)	(152,115,920)	(65,898,810)	—	(272,522)	(200)	—
Net realized gain on securities (Class I)	—	—	—	—	—	—
Net realized gain on securities (Class W)	(110,255,393)	(35,584,563)	—	—	(138)	—
Total distributions to shareholders	(705,920,264)	(415,986,665)	(2,331,225)	(2,385,924)	(1,272,937)	(363,533)
Net increase (decrease) in net assets resulting from capital share transactions (Note 7)	1,697,571,491	993,124,747	(19,712,750)	(5,904,202)	(2,786,590)	53,887,076
Total increase (decrease) in net assets	1,515,722,332	1,326,505,221	(20,769,435)	27,215,110	(2,929,244)	56,632,362
NET ASSETS:
Beginning of period	8,404,555,508	7,078,050,287	262,361,322	235,146,212	56,632,362	—
End of period†	$9,920,277,840	$8,404,555,508	$241,591,887	$262,361,322	$53,703,118	$56,632,362
†Includes accumulated undistributed net investment income (loss)	$12,947,885	$19,207,583	$2,512,887	$1,690,960	$23,586	$77,326

@ Commencement of operations

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED MULTI-ASSET STRATEGY PORTFOLIO
Class A
10/31/11	$13.12	$0.23	$0.41 (5)	$0.64	$(0.23)	$—	$(0.23)	$13.53	4.89%	$209,239	0.20%		1.52%		43%
10/31/12	13.53	0.16	(0.34)	(0.18)	(0.26)	—	(0.26)	13.09	(1.30)	178,458	0.21		1.17		46
10/31/13	13.09	0.13	2.25	2.38	(0.15)	—	(0.15)	15.32	18.37	180,231	0.21		0.90		51
10/31/14	15.32	0.17	1.00	1.17	(0.32)	—	(0.32)	16.17	7.79	184,435	0.19		1.06		32
10/31/15	16.17	0.17	(0.09)	0.08	(0.25)	—	(0.25)	16.00	0.51	165,216	0.19		1.02		3
Class B
10/31/11	$12.99	$0.14	$0.41 (5)	$0.55	$(0.14)	$—	$(0.14)	$13.40	4.22%	$88,261	0.85%		0.96%		43%
10/31/12	13.40	0.09	(0.35)	(0.26)	(0.17)	—	(0.17)	12.97	(1.90)	52,914	0.86		0.64		46
10/31/13	12.97	0.04	2.22	2.26	(0.04)	—	(0.04)	15.19	17.49	41,127	0.89		0.26		51
10/31/14	15.19	0.06	1.00	1.06	(0.21)	—	(0.21)	16.04	7.04	32,172	0.87		0.40		32
10/31/15	16.04	0.06	(0.09)	(0.03)	(0.13)	—	(0.13)	15.88	(0.17)	26,435	0.90		0.35		3
Class C
10/31/11	$13.01	$0.14	$0.41 (5)	$0.55	$(0.14)	$—	$(0.14)	$13.42	4.22%	$200,496	0.84%		0.94%		43%
10/31/12	13.42	0.08	(0.34)	(0.26)	(0.18)	—	(0.18)	12.98	(1.91)	151,553	0.84		0.58		46
10/31/13	12.98	0.04	2.23	2.27	(0.05)	—	(0.05)	15.20	17.59	133,267	0.84		0.28		51
10/31/14	15.20	0.07	1.00	1.07	(0.22)	—	(0.22)	16.05	7.14	122,388	0.83		0.43		32
10/31/15	16.05	0.06	(0.09)	(0.03)	(0.14)	—	(0.14)	15.88	(0.15)	105,928	0.84		0.39		3
Class I
08/15/11(6)-10/31/11	$13.54	$(0.01)	$(0.00)	$(0.01)	$—	$—	$—	$13.53	(0.07)%	$530	0.25	%(4)(7)	(0.40	)%(4)(7)	43%
10/31/12	13.53	0.14	(0.32)	(0.18)	(0.26)	—	(0.26)	13.09	(1.31)	401	0.25	(4)	1.09	(4)	46
10/31/13	13.09	0.12	2.24	2.36	(0.14)	—	(0.14)	15.31	18.24	459	0.25	(4)	0.84	(4)	51
10/31/14	15.31	0.17	0.99	1.16	(0.32)	—	(0.32)	16.15	7.68	321	0.25	(4)	1.11	(4)	32
10/31/15	16.15	0.15	(0.07)	0.08	(0.24)	—	(0.24)	15.99	0.51	331	0.25	(4)	0.93	(4)	3

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/11(7)	10/31/12	10/31/13	10/31/14	10/31/15
Focused Multi-Asset Strategy Class I	2.20%	0.06%	0.33%	0.27%	0.19%

(5)  Includes the effect of a merger.

(6)  Inception date of class.

(7)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED BALANCED STRATEGY PORTFOLIO
Class A
10/31/11	$12.34	$0.18	$0.39	(5)	$0.57	$(0.26)	$—	$(0.26)	$12.65	4.69%	$91,505	0.22%		1.46%		41%
10/31/12	12.65	0.15	0.40		0.55	(0.28)	—	(0.28)	12.92	4.47	87,715	0.22		1.17		22
10/31/13	12.92	0.17	1.99		2.16	(0.17)	—	(0.17)	14.91	16.86	93,392	0.22		1.20		70
10/31/14	14.91	0.21	0.92		1.13	(0.39)	—	(0.39)	15.65	7.67	92,459	0.22		1.40		38
10/31/15	15.65	0.23	(0.17)		0.06	(0.28)	—	(0.28)	15.43	0.37	85,145	0.22		1.48		6
Class B
10/31/11	$12.27	$0.12	$0.37	(5)	$0.49	$(0.18)	$—	$(0.18)	$12.58	4.00%	$31,679	0.89%		0.94%		41%
10/31/12	12.58	0.07	0.39		0.46	(0.21)	—	(0.21)	12.83	3.74	21,819	0.89		0.57		22
10/31/13	12.83	0.07	1.99		2.06	(0.09)	—	(0.09)	14.80	16.16	20,980	0.90	(4)	0.53	(4)	70
10/31/14	14.80	0.11	0.90		1.01	(0.29)	—	(0.29)	15.52	6.95	18,589	0.90	(4)	0.72	(4)	38
10/31/15	15.52	0.13	(0.19)		(0.06)	(0.17)	—	(0.17)	15.29	(0.38)	15,704	0.90	(4)	0.81	(4)	6
Class C
10/31/11	$12.30	$0.11	$0.39	(5)	$0.50	$(0.18)	$—	$(0.18)	$12.62	4.10%	$76,544	0.86%		0.88%		41%
10/31/12	12.62	0.07	0.40		0.47	(0.21)	—	(0.21)	12.88	3.82	66,580	0.86		0.54		22
10/31/13	12.88	0.08	1.98		2.06	(0.09)	—	(0.09)	14.85	16.10	68,940	0.87		0.56		70
10/31/14	14.85	0.11	0.91		1.02	(0.30)	—	(0.30)	15.57	6.95	67,520	0.86		0.76		38
10/31/15	15.57	0.13	(0.18)		(0.05)	(0.17)	—	(0.17)	15.35	(0.28)	60,073	0.87		0.84		6
Class I
10/31/11	$12.36	$0.19	$0.38	(5)	$0.57	$(0.26)	$—	$(0.26)	$12.67	4.65%	$778	0.25	%(4)	1.48	%(4)	41%
10/31/12	12.67	0.14	0.40		0.54	(0.27)	—	(0.27)	12.94	4.43	740	0.25	(4)	1.11	(4)	22
10/31/13	12.94	0.16	2.01		2.17	(0.17)	—	(0.17)	14.94	16.89	798	0.25	(4)	1.18	(4)	70
10/31/14	14.94	0.23	0.89		1.12	(0.38)	—	(0.38)	15.68	7.61	551	0.25	(4)	1.47	(4)	38
10/31/15	15.68	0.23	(0.18)		0.05	(0.27)	—	(0.27)	15.46	0.34	526	0.25	(4)	1.44	(4)	6

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/11	10/31/12	10/31/13	10/31/14	10/31/15
Focused Balanced Strategy Class B	—%	—%	0.03%	0.02%	0.04%
Focused Balanced Strategy Class I	1.03	1.32	1.51	1.74	2.26

(5)  Includes the effect of a merger.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED DIVIDEND STRATEGY PORTFOLIO
Class A
10/31/11	$10.91	$0.31	$0.63	$0.94	$(0.30)	$—	$(0.30)	$11.55	8.67%	$726,140	1.00	%(3)	2.88	%(3)	29%
10/31/12	11.55	0.34	1.63	1.97	(0.34)	—	(0.34)	13.18	17.27	1,916,051	0.98		2.76		20
10/31/13	13.18	0.43	4.44	4.87	(0.42)	(0.17)	(0.59)	17.46	38.00	3,894,978	0.98		2.88		42
10/31/14	17.46	0.43	1.19	1.62	(0.41)	(0.57)	(0.98)	18.10	9.78	3,783,631	1.07		2.47		47
10/31/15	18.10	0.39	0.62	1.01	(0.42)	(1.08)	(1.50)	17.61	6.32	4,213,860	1.06		2.26		56
Class B
10/31/11	$10.87	$0.24	$0.62	$0.86	$(0.22)	$—	$(0.22)	$11.51	8.01%	$53,211	1.66	%(3)	2.21	%(3)	29%
10/31/12	11.51	0.26	1.61	1.87	(0.26)	—	(0.26)	13.12	16.44	114,794	1.64		2.12		20
10/31/13	13.12	0.33	4.41	4.74	(0.33)	(0.17)	(0.50)	17.36	37.05	237,272	1.64		2.23		42
10/31/14	17.36	0.31	1.19	1.50	(0.30)	(0.57)	(0.87)	17.99	9.10	293,561	1.72		1.82		47
10/31/15	17.99	0.28	0.61	0.89	(0.31)	(1.08)	(1.39)	17.49	5.61	337,033	1.71		1.61		56
Class C
10/31/11	$10.88	$0.24	$0.62	$0.86	$(0.23)	$—	$(0.23)	$11.51	7.93%	$249,573	1.65	%(3)	2.22	%(3)	29%
10/31/12	11.51	0.26	1.63	1.89	(0.27)	—	(0.27)	13.13	16.58	715,533	1.63		2.10		20
10/31/13	13.13	0.32	4.41	4.73	(0.33)	(0.17)	(0.50)	17.36	37.00	1,922,796	1.63		2.16		42
10/31/14	17.36	0.31	1.18	1.49	(0.30)	(0.57)	(0.87)	17.98	9.05	2,489,569	1.72		1.82		47
10/31/15	17.98	0.28	0.61	0.89	(0.31)	(1.08)	(1.39)	17.48	5.63	3,008,527	1.71		1.61		56
Class W
05/15/13(4)-10/31/13	$15.66	$0.33	$1.67	$2.00	$(0.20)	$—	$(0.20)	$17.46	12.88%	$1,023,004	0.79	%(3)(5)	2.42	%(3)(5)	42%
10/31/14	17.46	0.45	1.20	1.65	(0.45)	(0.57)	(1.02)	18.09	9.97	1,837,795	0.87		2.66		47
10/31/15	18.09	0.42	0.63	1.05	(0.46)	(1.08)	(1.54)	17.60	6.55	2,360,858	0.86		2.46		56

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursement (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (based on average net assets):

	10/31/11	10/31/13
Focused Dividend Strategy A	0.01%	—%
Focused Dividend Strategy B	0.02	—
Focused Dividend Strategy C	0.01	—
Focused Dividend Strategy W	—	0.00	(5)

(4)  Inception date of class.

(5)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
SUNAMERICA STRATEGIC VALUE PORTFOLIO
Class A
10/31/11	$15.43	$0.05	$0.29		$0.34	$—	$—	$—	$15.77	2.20%	$94,187	1.64	%(3)	0.28	%(3)	106%
10/31/12	15.77	0.20	1.94		2.14	(0.03)	—	(0.03)	17.88	13.64	114,965	1.49		1.19		55
10/31/13	17.88	0.23	4.92	(4)	5.15	(0.24)	—	(0.24)	22.79	29.21	164,273	1.46		1.16		76
10/31/14	22.79	0.24	3.11		3.35	(0.17)	(0.10)	(0.27)	25.87	14.83	190,621	1.42		0.98		64
10/31/15	25.87	0.36	(0.22)		0.14	(0.27)	—	(0.27)	25.74	0.56	186,699	1.43		1.39		57
Class C
10/31/11	$14.50	$(0.07)	$0.29		$0.22	$—	$—	$—	$14.72	1.52%	$44,407	2.33	%(3)	(0.43	)%(3)	106%
10/31/12	14.72	0.09	1.80		1.89	—	—	—	16.61	12.84	39,882	2.15		0.54		55
10/31/13	16.61	0.09	4.58	(4)	4.67	(0.12)	—	(0.12)	21.16	28.33	60,267	2.12		0.49		76
10/31/14	21.16	0.07	2.89		2.96	(0.06)	(0.10)	(0.16)	23.96	14.08	61,937	2.08		0.33		64
10/31/15	23.96	0.18	(0.20)		(0.02)	(0.13)	—	(0.13)	23.81	(0.09)	54,893	2.09		0.73		57

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

10/31/11
SunAmerica Strategic Value A	(0.06)%
SunAmerica Strategic Value C	(0.09)

(4)  Includes the effect of a merger.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
SUNAMERICA SELECT DIVIDEND GROWTH PORTFOLIO
Class A
05/02/14@-10/31/14	$15.00	$0.11	$0.73	$0.84	$(0.10)	$—	$(0.10)	$15.74	5.60%	$56,419	1.69	%(4)	1.40	%(4)	4%
10/31/15	15.74	0.34	(0.04)	0.30	(0.34)	(0.02)	(0.36)	15.68	1.94	52,244	1.48		2.08		79
Class C
05/02/14@-10/31/14	$15.00	$0.05	$0.74	$0.79	$(0.06)	$—	$(0.06)	$15.73	5.27%	$108	2.37	%(4)	0.66	%(4)	4%
10/31/15	15.73	0.06	0.09	0.15	(0.24)	(0.02)	(0.26)	15.62	0.96	1,351	2.37	(3)	0.41	(3)	79
Class W
05/02/14@-10/31/14	$15.00	$0.12	$0.73	$0.85	$(0.11)	$—	$(0.11)	$15.74	5.69%	$106	1.52	%(4)	1.51	%(4)	4%
10/31/15	15.74	0.32	(0.03)	0.29	(0.36)	(0.02)	(0.38)	15.65	1.86	108	1.52		2.01		79

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/14(4)	10/31/15
SunAmerica Select Dividend Growth A	0.00%	0.11%
SunAmerica Select Dividend Growth C	19.34	2.01
SunAmerica Select Dividend Growth W	19.57	19.46

(4)  Annualized

@  Commencement of Operations

See Notes to Financial Statements

Focused Multi-Asset Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2015 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	64.9%
Fixed Income Investment Companies	9.3
Global Strategies Investment Companies	8.9
Foreign Equity Investment Companies	8.6
Alternative Strategies Investment Companies	8.5
100.2%

* Calculated as a percentage of net assets

Focused Multi-Asset Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2015

Security Description	Shares	Value (Note 2)
AFFILIATED INVESTMENT COMPANIES#—100.2%
Alternative Strategies Investment Companies—8.5%
SunAmerica Specialty Series SunAmerica Commodity Strategy Fund, Class A† (cost $33,304,649)	3,413,444	$25,259,488
Domestic Equity Investment Companies—64.9%
SunAmerica Series, Inc. Focused Dividend Strategy Portfolio, Class A	1,777,774	31,306,599
SunAmerica Series, Inc. SunAmerica Select Dividend Growth Portfolio, Class A	2,196,819	34,402,189
SunAmerica Series, Inc. SunAmerica Strategic Value Portfolio, Class A	1,272,488	32,753,854
SunAmerica Specialty Series SunAmerica Focused Alpha Growth Fund, Class A	1,186,585	31,859,805
SunAmerica Specialty Series SunAmerica Focused Alpha Large-Cap Fund, Class A	1,250,640	33,216,987
SunAmerica Specialty Series SunAmerica Small-Cap Fund, Class A†	1,820,237	29,888,289
Total Domestic Equity Investment Companies (cost $167,378,779)		193,427,723
Fixed Income Investment Companies—9.3%
SunAmerica Income Funds SunAmerica Flexible Credit Fund, Class A	2,275,564	7,645,893
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	1,855,866	6,198,594
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	1,444,226	13,777,913
Total Fixed Income Investment Companies (cost $28,570,485)		27,622,400
Foreign Equity Investment Companies—8.6%
SunAmerica Equity Funds SunAmerica International Dividend Strategy Fund, Class A	1,266,804	10,856,513
SunAmerica Equity Funds SunAmerica Japan Fund, Class A	1,982,273	14,629,176
Total Foreign Equity Investment Companies (cost $28,379,656)		25,485,689
Security Description	Shares	Value (Note 2)
Global Strategies Investment Companies—8.9%
SunAmerica Specialty Series SunAmerica Global Trends Fund, Class A	967,264	$13,087,078
SunAmerica Specialty Series SunAmerica Income Explorer Fund, Class A	975,847	13,583,784
Total Global Strategies Investment Companies (cost $29,336,385)		26,670,862
TOTAL INVESTMENTS (cost $286,969,954)(1)	100.2%	298,466,162
Liabilities in excess of other assets	(0.2)	(555,894)
NET ASSETS —	100.0%	$297,910,268

†  Non-income producing security

#  See Note 5

@ The Focused Multi-Asset Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.safunds.com.

(1) See Note 6 for cost of investments on a tax basis.

Focused Multi-Asset Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2015 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2015 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Investment Companies	$298,466,162	$—	$—	$298,466,162

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

Focused Balanced Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2015 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	61.1%
Fixed Income Investment Companies	26.0
Foreign Equity Investment Companies	7.9
Global Strategies Investment Companies	5.1
100.1%

* Calculated as a percentage of net assets

Focused Balanced Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2015

Security Description	Shares	Value (Note 2)
AFFILIATED INVESTMENT COMPANIES#—100.1%
Domestic Equity Investment Companies—61.1%
SunAmerica Series, Inc. Focused Dividend Strategy Portfolio, Class A	1,099,733	$19,366,290
SunAmerica Series, Inc. SunAmerica Select Dividend Growth Portfolio, Class A	1,057,839	16,565,764
SunAmerica Series, Inc. SunAmerica Strategic Value Portfolio, Class A	520,676	13,402,205
SunAmerica Specialty Series SunAmerica Focused Alpha Growth Fund, Class A	532,789	14,305,386
SunAmerica Specialty Series SunAmerica Focused Alpha Large-Cap Fund, Class A	702,314	18,653,472
SunAmerica Specialty Series SunAmerica Small-Cap Fund, Class A†	992,311	16,293,745
Total Domestic Equity Investment Companies (cost $86,365,848)		98,586,862
Fixed Income Investment Companies—26.0%
SunAmerica Income Funds SunAmerica Flexible Credit Fund, Class A	2,471,404	8,303,919
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	4,577,665	15,289,400
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	1,171,828	11,179,239
SunAmerica Senior Floating Rate Fund, Inc., Class A	919,459	7,208,555
Total Fixed Income Investment Companies (cost $43,825,409)		41,981,113
Foreign Equity Investment Companies—7.9%
SunAmerica Equity Funds SunAmerica International Dividend Strategy Fund, Class A	1,118,756	9,587,738
SunAmerica Equity Funds SunAmerica Japan Fund, Class A	441,599	3,258,997
Total Foreign Equity Investment Companies (cost $15,747,683)		12,846,735
Security Description	Shares	Value (Note 2)
Global Strategies Investment Companies—5.1%
SunAmerica Specialty Series SunAmerica Global Trends Fund, Class A	379,321	$5,132,208
SunAmerica Specialty Series SunAmerica Income Explorer Fund, Class A	218,856	3,046,477
Total Global Strategies Investment Companies (cost $9,083,216)		8,178,685
TOTAL INVESTMENTS (cost $155,022,156)(1)	100.1%	161,593,395
Liabilities in excess of other assets	(0.1)	(146,099)
NET ASSETS —	100.0%	$161,447,296

† Non-income producing security

# See Note 5

@ The Focused Balanced Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.safunds.com.

(1) See Note 6 for cost of investments on a tax basis.

Focused Balanced Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2015 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2015 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Investment Companies	$161,593,395	$—	$—	$161,593,395

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

Focused Dividend Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2015 — (unaudited)

Industry Allocation*
Tobacco	12.1%
Food-Misc./Diversified	7.9
Medical-Drugs	7.1
Oil Companies-Integrated	4.8
Chemicals-Diversified	4.3
Diversified Manufacturing Operations	4.3
Telephone-Integrated	3.9
Retail-Apparel/Shoe	3.8
Retail-Restaurants	3.8
Aerospace/Defense	3.8
Commercial Services-Finance	3.4
Retail-Computer Equipment	3.4
Oil & Gas Drilling	3.4
Advertising Agencies	3.3
Retail-Office Supplies	3.3
Cosmetics & Toiletries	3.3
Electric Products-Misc.	3.2
Networking Products	3.2
Computer Services	3.0
Oil Field Machinery & Equipment	2.9
Internet Security	2.8
Enterprise Software/Service	1.6
Machinery-Construction & Mining	1.3
Repurchase Agreements	1.3
Retail-Discount	1.0
Engines-Internal Combustion	1.0
Multimedia	0.7
Data Processing/Management	0.5
Retail-Regional Department Stores	0.4
Beverages-Non-alcoholic	0.4
Oil Companies-Exploration & Production	0.2
99.4%

* Calculated as a percentage of net assets

Focused Dividend Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2015

Security Description	Shares	Value (Note 2)
COMMON STOCKS—98.1%
Advertising Agencies—3.3%
Omnicom Group, Inc.	4,433,210	$332,136,093
Aerospace/Defense—3.8%
Lockheed Martin Corp.	1,705,869	375,001,182
Beverages-Non-alcoholic—0.4%
Coca-Cola Co.	859,652	36,406,262
Chemicals-Diversified—4.3%
Dow Chemical Co.	1,697,208	87,694,737
LyondellBasell Industries NV, Class A	3,646,660	338,811,181
		426,505,918
Commercial Services-Finance—3.4%
H&R Block, Inc.	9,024,224	336,242,586
Computer Services—3.0%
International Business Machines Corp.	2,094,405	293,384,252
Cosmetics & Toiletries—3.3%
Procter & Gamble Co.	4,233,683	323,368,708
Data Processing/Management—0.5%
Paychex, Inc.	1,021,964	52,712,903
Diversified Manufacturing Operations—4.3%
Eaton Corp. PLC	1,331,583	74,448,806
General Electric Co.	12,128,469	350,755,324
		425,204,130
Electric Products-Misc.—3.2%
Emerson Electric Co.	6,790,180	320,700,201
Engines-Internal Combustion—1.0%
Cummins, Inc.	959,265	99,293,520
Enterprise Software/Service—1.6%
CA, Inc.	5,584,743	154,753,229
Food-Misc./Diversified—7.9%
Kellogg Co.	5,022,451	354,183,245
Kraft Heinz Co.	5,564,023	433,826,873
		788,010,118
Internet Security—2.8%
Symantec Corp.	13,706,807	282,360,224
Machinery-Construction & Mining—1.3%
Caterpillar, Inc.	1,776,162	129,642,064
Medical-Drugs—7.1%
Merck & Co., Inc.	6,341,979	346,652,572
Pfizer, Inc.	10,564,893	357,304,682
		703,957,254
Multimedia—0.7%
Viacom, Inc., Class B	1,460,864	72,035,204
Networking Products—3.2%
Cisco Systems, Inc.	10,887,904	314,116,030
Oil & Gas Drilling—3.4%
Helmerich & Payne, Inc.	4,974,697	279,926,200
Noble Corp. PLC	3,991,514	53,765,694
		333,691,894
Security Description	Shares/ Principal Amount	Value (Note 2)
Oil Companies-Exploration & Production—0.2%
ConocoPhillips	188,101	$10,035,189
Occidental Petroleum Corp.	152,171	11,342,826
		21,378,015
Oil Companies-Integrated—4.8%
Chevron Corp.	3,500,241	318,101,902
Exxon Mobil Corp.	1,890,304	156,403,753
		474,505,655
Oil Field Machinery & Equipment—2.9%
National Oilwell Varco, Inc.	7,551,834	284,251,032
Retail-Apparel/Shoe—3.8%
Coach, Inc.	10,210,648	318,572,218
Gap, Inc.	2,230,747	60,720,933
		379,293,151
Retail-Computer Equipment—3.4%
GameStop Corp., Class A	7,298,063	336,221,762
Retail-Discount—1.0%
Wal-Mart Stores, Inc.	1,823,101	104,354,301
Retail-Office Supplies—3.3%
Staples, Inc.	25,034,392	325,196,752
Retail-Regional Department Stores—0.4%
Kohl's Corp.	950,413	43,833,048
Retail-Restaurants—3.8%
McDonald's Corp.	3,364,468	377,661,533
Telephone-Integrated—3.9%
AT&T, Inc.	1,625,742	54,478,615
Verizon Communications, Inc.	7,142,115	334,822,351
		389,300,966
Tobacco—12.1%
Altria Group, Inc.	6,493,062	392,635,459
Philip Morris International, Inc.	3,719,006	328,760,130
Reynolds American, Inc.	9,873,215	477,073,749
		1,198,469,338
Total Long-Term Investment Securities (cost $9,104,289,128)		9,733,987,325
REPURCHASE AGREEMENTS—1.3%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $129,150,000)	$129,150,000	129,150,000
TOTAL INVESTMENTS (cost $9,233,439,128)(2)	99.4%	9,863,137,325
Other assets less liabilities	0.6	57,140,515
NET ASSETS —	100.0%	$9,920,277,840

(1) See Note 2 for details of Joint Repurchase Agreements.

(2) See Note 6 for cost of investments on a tax basis.

Focused Dividend Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2015 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2015 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$9,733,987,325	$—	$—	$9,733,987,325
Repurchase Agreements	—	129,150,000	—	129,150,000
Total Investments at Value	$9,733,987,325	$129,150,000	$—	$9,863,137,325

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

SunAmerica Strategic Value Portfolio

PORTFOLIO PROFILE — October 31, 2015 — (unaudited)

Industry Allocation*
Medical-Drugs	10.8%
Oil Companies-Integrated	6.0
Aerospace/Defense	3.6
Diversified Banking Institutions	3.5
Medical-HMO	3.4
Oil Companies-Exploration & Production	3.2
Insurance-Property/Casualty	3.2
Diversified Manufacturing Operations	2.8
Banks-Super Regional	2.6
Cosmetics & Toiletries	2.6
Finance-Other Services	2.6
Insurance-Multi-line	2.6
Food-Misc./Diversified	2.4
Investment Management/Advisor Services	2.4
Networking Products	2.3
Electronic Components-Semiconductors	2.3
Insurance-Reinsurance	2.2
Cable/Satellite TV	2.0
Real Estate Investment Trusts	2.0
Applications Software	2.0
Electric-Distribution	1.9
Aerospace/Defense-Equipment	1.9
Electric-Integrated	1.9
Tobacco	1.7
Multimedia	1.5
Enterprise Software/Service	1.4
Commercial Services-Finance	1.4
Retail-Drug Store	1.3
Diagnostic Equipment	1.2
Retail-Discount	1.2
Electronic Components-Misc.	1.1
Oil-Field Services	1.1
Insurance Brokers	1.0
Chemicals-Diversified	1.0
Electric Products-Misc.	1.0
Airlines	1.0
Computer Services	0.9
Computers	0.8
Insurance-Life/Health	0.7
Internet Security	0.7
Repurchase Agreements	0.7
Medical Labs & Testing Services	0.6
Retail-Regional Department Stores	0.6
Oil Refining & Marketing	0.6
Real Estate Management/Services	0.6
Medical Instruments	0.5
Printing-Commercial	0.5
Oil Field Machinery & Equipment	0.5
Auto/Truck Parts & Equipment-Original	0.5
Machinery-Farming	0.5
Engineering/R&D Services	0.5
Computers-Memory Devices	0.5
Apparel Manufacturers	0.4
Telephone-Integrated	0.4
Medical-Hospitals	0.4
Housewares	0.4
Metal-Copper	0.4
Machinery-Construction & Mining	0.4
Steel-Producers	0.4
Metal Processors & Fabrication	0.3
Motion Pictures & Services	0.3
Retail-Pawn Shops	0.3%
Footwear & Related Apparel	0.3
Batteries/Battery Systems	0.2
Electric-Generation	0.1
100.1%

* Calculated as a percentage of net assets

SunAmerica Strategic Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2015

Security Description	Shares	Value (Note 2)
COMMON STOCKS—99.4%
Aerospace/Defense—3.6%
General Dynamics Corp.	16,059	$2,386,046
Northrop Grumman Corp.	22,772	4,275,443
Raytheon Co.	18,094	2,124,236
		8,785,725
Aerospace/Defense-Equipment—1.9%
Harris Corp.	20,796	1,645,587
Orbital ATK, Inc.	13,489	1,154,928
United Technologies Corp.	19,138	1,883,371
		4,683,886
Airlines—1.0%
Alaska Air Group, Inc.	30,581	2,331,801
Apparel Manufacturers—0.4%
Ralph Lauren Corp.	9,693	1,073,694
Applications Software—2.0%
Microsoft Corp.	91,279	4,804,926
Auto/Truck Parts & Equipment- Original—0.5%
Lear Corp.	9,828	1,229,090
Banks-Super Regional—2.6%
PNC Financial Services Group, Inc.	14,531	1,311,568
Wells Fargo & Co.	93,560	5,065,338
		6,376,906
Batteries/Battery Systems—0.2%
Energizer Holdings, Inc.	11,143	477,255
Cable/Satellite TV—2.0%
Comcast Corp., Class A	54,310	3,400,892
DISH Network Corp., Class A†	23,323	1,468,649
		4,869,541
Chemicals-Diversified—1.0%
Dow Chemical Co.	47,894	2,474,683
Commercial Services-Finance—1.4%
SEI Investments Co.	63,526	3,291,917
Computer Services—0.9%
Leidos Holdings, Inc.	40,814	2,145,592
Computers—0.8%
Hewlett-Packard Co.	67,939	1,831,635
Computers-Memory Devices—0.5%
Brocade Communications Systems, Inc.	104,769	1,091,693
Cosmetics & Toiletries—2.6%
Colgate-Palmolive Co.	30,053	1,994,016
Edgewell Personal Care Co.	11,142	943,839
Procter & Gamble Co.	43,589	3,329,328
		6,267,183
Diagnostic Equipment—1.2%
Danaher Corp.	31,886	2,975,283
Security Description	Shares	Value (Note 2)
Diversified Banking Institutions—3.5%
Bank of America Corp.	227,316	$3,814,362
Citigroup, Inc.	30,539	1,623,759
JPMorgan Chase & Co.	45,562	2,927,359
		8,365,480
Diversified Manufacturing Operations—2.8%
Crane Co.	43,378	2,283,418
Dover Corp.	39,218	2,526,816
Eaton Corp. PLC	23,594	1,319,140
Ingersoll-Rand PLC	11,319	670,764
		6,800,138
Electric Products-Misc.—1.0%
Emerson Electric Co.	50,968	2,407,219
Electric-Distribution—1.9%
PPL Corp.	136,674	4,701,586
Electric-Generation—0.1%
Talen Energy Corp.†	17,071	148,176
Electric-Integrated—1.9%
AES Corp.	94,826	1,038,345
Public Service Enterprise Group, Inc.	84,062	3,470,920
		4,509,265
Electronic Components-Misc.—1.1%
AVX Corp.	78,300	1,057,050
Corning, Inc.	50,379	937,049
Garmin, Ltd.	21,361	757,675
		2,751,774
Electronic Components- Semiconductors—2.3%
Intel Corp.	163,636	5,540,715
Engineering/R&D Services—0.5%
EMCOR Group, Inc.	22,718	1,096,825
Enterprise Software/Service—1.4%
CA, Inc.	58,363	1,617,239
ManTech International Corp., Class A	64,657	1,868,587
		3,485,826
Finance-Other Services—2.6%
Nasdaq, Inc.	108,219	6,264,798
Food-Misc./Diversified—2.4%
Campbell Soup Co.	61,813	3,139,482
Mondelez International, Inc., Class A	58,505	2,700,591
		5,840,073
Footwear & Related Apparel—0.3%
Iconix Brand Group, Inc.†	39,179	600,222
Housewares—0.4%
Libbey, Inc.	28,021	942,626
Insurance Brokers—1.0%
Marsh & McLennan Cos., Inc.	45,035	2,510,251

SunAmerica Strategic Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2015 — (continued)

Security Description	Shares	Value (Note 2)
Insurance-Life/Health—0.7%
Aflac, Inc.	26,061	$1,661,389
Insurance-Multi-line—2.6%
ACE, Ltd.	17,720	2,011,929
Allstate Corp.	15,436	955,180
Loews Corp.	87,931	3,205,964
		6,173,073
Insurance-Property/Casualty—3.2%
Chubb Corp.	33,014	4,270,361
Mercury General Corp.	32,984	1,781,466
Travelers Cos., Inc.	14,865	1,678,110
		7,729,937
Insurance-Reinsurance—2.2%
Aspen Insurance Holdings, Ltd.	29,841	1,450,571
Endurance Specialty Holdings, Ltd.	40,138	2,533,912
Validus Holdings, Ltd.	32,233	1,427,922
		5,412,405
Internet Security—0.7%
Symantec Corp.	78,139	1,609,663
Investment Management/Advisor Services—2.4%
Franklin Resources, Inc.	112,026	4,566,180
Janus Capital Group, Inc.	71,288	1,107,102
		5,673,282
Machinery-Construction & Mining—0.4%
Oshkosh Corp.	21,776	894,776
Machinery-Farming—0.5%
AGCO Corp.	24,998	1,209,653
Medical Instruments—0.5%
Medtronic PLC	17,842	1,318,881
Medical Labs & Testing Services—0.6%
Quest Diagnostics, Inc.	22,963	1,560,336
Medical-Drugs—10.8%
Johnson & Johnson	110,134	11,126,838
Merck & Co., Inc.	156,073	8,530,950
Pfizer, Inc.	190,709	6,449,779
		26,107,567
Medical-HMO—3.4%
Anthem, Inc.	13,975	1,944,621
UnitedHealth Group, Inc.	45,731	5,386,197
WellCare Health Plans, Inc.†	10,736	951,210
		8,282,028
Medical-Hospitals—0.4%
HCA Holdings, Inc.†	13,855	953,085
Metal Processors & Fabrication—0.3%
Timken Co.	26,196	827,794
Metal-Copper—0.4%
Freeport-McMoRan, Inc.	77,580	913,117
Motion Pictures & Services—0.3%
Dolby Laboratories, Inc., Class A	21,184	734,449
Security Description	Shares	Value (Note 2)
Multimedia—1.5%
Time Warner, Inc.	9,890	$745,112
Walt Disney Co.	24,985	2,841,794
		3,586,906
Networking Products—2.3%
Cisco Systems, Inc.	152,553	4,401,154
NETGEAR, Inc.†	30,597	1,266,716
		5,667,870
Oil Companies-Exploration & Production—3.2%
Devon Energy Corp.	39,944	1,674,852
Occidental Petroleum Corp.	72,774	5,424,574
WPX Energy, Inc.†	92,507	634,598
		7,734,024
Oil Companies-Integrated—6.0%
Chevron Corp.	60,213	5,472,157
Exxon Mobil Corp.	109,959	9,098,008
		14,570,165
Oil Field Machinery & Equipment—0.5%
National Oilwell Varco, Inc.	33,976	1,278,857
Oil Refining & Marketing—0.6%
Valero Energy Corp.	22,861	1,506,997
Oil-Field Services—1.1%
Baker Hughes, Inc.	20,155	1,061,766
Oil States International, Inc.†	29,618	888,836
Superior Energy Services, Inc.	43,588	617,206
		2,567,808
Printing-Commercial—0.5%
RR Donnelley & Sons Co.	76,593	1,292,124
Real Estate Investment Trusts—2.0%
Anworth Mortgage Asset Corp.	200,156	954,744
MFA Financial, Inc.	563,679	3,900,659
		4,855,403
Real Estate Management/Services—0.6%
Jones Lang LaSalle, Inc.	9,038	1,506,725
Retail-Discount—1.2%
Wal-Mart Stores, Inc.	48,684	2,786,672
Retail-Drug Store—1.3%
CVS Health Corp.	31,365	3,098,235
Retail-Pawn Shops—0.3%
Ezcorp, Inc., Class A†	93,702	624,055
Retail-Regional Department Stores—0.6%
Macy's, Inc.	30,325	1,545,968
Steel-Producers—0.4%
United States Steel Corp.	73,164	854,555
Telephone-Integrated—0.4%
Atlantic Tele-Network, Inc.	13,369	1,021,659
Tobacco—1.7%
Altria Group, Inc.	65,787	3,978,140
Total Long-Term Investment Securities (cost $231,675,043)		240,213,382

SunAmerica Strategic Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)
REPURCHASE AGREEMENTS—0.7%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $1,552,000)	$1,552,000	$1,552,000
TOTAL INVESTMENTS (cost $233,227,043)(2)	100.1%	241,765,382
Liabilities in excess of other assets	(0.1)	(173,495)
NET ASSETS —	100.0%	$241,591,887

† Non-income producing security

(1) See Note 2 for details of Joint Repurchase Agreements.

(2) See Note 6 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2015 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$240,213,382	$—	$—	$240,213,382
Repurchase Agreements	—	1,552,000	—	1,552,000
Total Investments at Value	$240,213,382	$1,552,000	$—	$241,765,382

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

SunAmerica Select Dividend Growth Portfolio

PORTFOLIO PROFILE — October 31, 2015 — (unaudited)

Industry Allocation*
Oil & Gas Drilling	7.4%
Electronic Components-Semiconductors	5.8
Beverages-Non-alcoholic	5.8
Commercial Services-Finance	5.5
Aerospace/Defense	5.5
Investment Management/Advisor Services	4.7
Retail-Apparel/Shoe	4.5
Applications Software	2.9
Chemicals-Diversified	2.8
Advertising Agencies	2.6
Housewares	2.6
Electronic Components-Misc.	2.6
Quarrying	2.6
Publishing-Books	2.5
Diversified Manufacturing Operations	2.5
Medical Products	2.5
Steel-Producers	2.5
Aerospace/Defense-Equipment	2.5
Food-Confectionery	2.5
Metal Processors & Fabrication	2.5
Multilevel Direct Selling	2.5
Enterprise Software/Service	2.4
Industrial Automated/Robotic	2.4
Paper & Related Products	2.3
Transport-Rail	2.3
Retail-Catalog Shopping	2.3
Computers	2.3
Computer Services	2.2
Oil-Field Services	2.2
Oil Field Machinery & Equipment	2.2
Engines-Internal Combustion	2.0
Airlines	1.7
Time Deposits	0.4
100.0%

* Calculated as a percentage of net assets

SunAmerica Select Dividend Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2015

Security Description	Shares	Value (Note 2)
COMMON STOCKS—99.6%
Advertising Agencies—2.6%
Omnicom Group, Inc.	18,842	$1,411,643
Aerospace/Defense—5.5%
Lockheed Martin Corp.	6,626	1,456,594
Raytheon Co.	12,630	1,482,762
		2,939,356
Aerospace/Defense-Equipment—2.5%
Harris Corp.	16,865	1,334,528
Airlines—1.7%
Copa Holdings SA, Class A	18,165	917,696
Applications Software—2.9%
Microsoft Corp.	29,794	1,568,356
Beverages-Non-alcoholic—5.8%
Coca-Cola Enterprises, Inc.	29,853	1,532,653
Dr Pepper Snapple Group, Inc.	17,349	1,550,480
		3,083,133
Chemicals-Diversified—2.8%
Dow Chemical Co.	29,078	1,502,460
Commercial Services-Finance—5.5%
H&R Block, Inc.	41,680	1,552,997
Western Union Co.	72,437	1,394,412
		2,947,409
Computer Services—2.2%
International Business Machines Corp.	8,563	1,199,505
Computers—2.3%
Hewlett-Packard Co.	45,517	1,227,138
Diversified Manufacturing Operations—2.5%
Crane Co.	25,665	1,351,006
Electronic Components-Misc.—2.6%
Corning, Inc.	74,389	1,383,635
Electronic Components- Semiconductors—5.8%
Texas Instruments, Inc.	27,606	1,565,813
Xilinx, Inc.	33,202	1,581,079
		3,146,892
Engines-Internal Combustion—2.0%
Cummins, Inc.	10,587	1,095,860
Enterprise Software/Service—2.4%
CA, Inc.	47,087	1,304,781
Food-Confectionery—2.5%
Hershey Co.	14,911	1,322,457
Housewares—2.6%
Tupperware Brands Corp.	23,702	1,395,337
Industrial Automated/Robotic—2.4%
Rockwell Automation, Inc.	11,853	1,293,874
Investment Management/Advisor Services—4.7%
T. Rowe Price Group, Inc.	17,783	1,344,750
Waddell & Reed Financial, Inc., Class A	31,654	1,169,299
		2,514,049
Security Description	Shares/ Principal Amount	Value (Note 2)
Medical Products—2.5%
Baxter International, Inc.	35,823	$1,339,422
Metal Processors & Fabrication—2.5%
Timken Co.	41,730	1,318,668
Multilevel Direct Selling—2.5%
Nu Skin Enterprises, Inc., Class A	34,506	1,318,474
Oil & Gas Drilling—7.4%
Ensco PLC, Class A	76,621	1,274,207
Helmerich & Payne, Inc.	23,063	1,297,755
Noble Corp. PLC	104,170	1,403,170
		3,975,132
Oil Field Machinery & Equipment—2.2%
National Oilwell Varco, Inc.	31,424	1,182,799
Oil-Field Services—2.2%
RPC, Inc.	108,686	1,198,807
Paper & Related Products—2.3%
International Paper Co.	29,351	1,252,994
Publishing-Books—2.5%
John Wiley & Sons, Inc., Class A	26,017	1,361,470
Quarrying—2.6%
Compass Minerals International, Inc.	16,859	1,369,625
Retail-Apparel/Shoe—4.5%
Coach, Inc.	43,853	1,368,213
Gap, Inc.	38,099	1,037,055
		2,405,268
Retail-Catalog Shopping—2.3%
MSC Industrial Direct Co., Inc., Class A	19,672	1,234,811
Steel-Producers—2.5%
Reliance Steel & Aluminum Co.	22,296	1,336,868
Transport-Rail—2.3%
Union Pacific Corp.	13,998	1,250,721
Total Long-Term Investment Securities (cost $55,466,085)		53,484,174
SHORT-TERM INVESTMENT SECURITIES—0.4%
Time Deposits—0.4%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 11/02/2015 (cost $223,000)	$223,000	223,000
TOTAL INVESTMENTS (cost $55,689,085)(1)	100.0%	53,707,174
Liabilities in excess of other assets	(0.0)	(4,056)
NET ASSETS —	100.0%	$53,703,118

(1) See Note 6 for cost of investments on a tax basis.

SunAmerica Select Dividend Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2015 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2015 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$53,484,174	$—	$—	$53,484,174
Short-Term Investment Securities	—	223,000	—	223,000
Total Investments at Value	$53,484,174	$223,000	$—	$53,707,174

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS — October 31, 2015

Note 1.  Organization

SunAmerica Series, Inc. (the "Fund"), is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management, LLC (the "Adviser" or "SunAmerica"). The Fund consists of six separate series, five of which are included in this report and are currently offered for sale (each a "Portfolio" and collectively, the "Portfolios"). With respect to the Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio, each of these Portfolios has a principal investment technique to invest in a combination of affiliated SunAmerica funds as described below (collectively, the "Underlying Funds").

The investment goals and principal investment techniques for each of the Portfolios are as follows:

Focused Multi-Asset Strategy Portfolio seeks growth of capital through allocation of assets among a combination of SunAmerica funds that invest in equity and fixed income securities. The Portfolio may also invest in the SunAmerica Commodity Strategy Fund, SunAmerica Global Trends Fund and the SunAmerica Income Explorer Fund. In addition, the Portfolio may invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Fund. The Portfolio may also invest in exchange-traded funds ("ETFs"), although the portfolio manager will generally only invest in ETFs to obtain exposure to a particular asset class when there is no SunAmerica fund option available.

Focused Balanced Strategy Portfolio seeks growth of capital and conservation of principal through allocation of assets among a combination of SunAmerica funds that invest in equity and fixed income securities. The Portfolio may also invest in the SunAmerica Commodity Strategy Fund, SunAmerica Global Trends Fund and the SunAmerica Income Explorer Fund. In addition, the Portfolio may invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Fund. The Portfolio may also invest in ETFs, although the portfolio manager will generally only invest in ETFs to obtain exposure to a particular asset class when there is no SunAmerica fund option available.

Focused Dividend Strategy Portfolio seeks total return (including capital appreciation and current income) by employing a "buy and hold" strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and the broader market. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

SunAmerica Strategic Value Portfolio seeks long-term growth of capital by employing a "buy and hold" strategy with approximately 100 securities selected annually from the Russell 3000 Value Index.

SunAmerica Select Dividend Growth Portfolio seeks capital appreciation, and secondarily, current income by employing a "buy and hold" strategy with up to forty dividend paying equity securities selected annually from the Russell 1000® Index. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in dividend paying equity securities.

The Asset Allocation Strategy Portfolios: Focused Multi-Asset Strategy and Focused Balanced Strategy, ("Strategy Portfolios") invest in various SunAmerica funds, some of which are not presented in this report. Additional information on the Underlying Funds is available at our website, www.safunds.com.

The Portfolios are diversified as defined by the Investment Company Act of 1940, as amended, (the "1940 Act").

Classes of Shares: Each Portfolio offers multiple classes of shares. The classes within each Portfolio are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares—  Offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

Class B shares—  Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B

NOTES TO FINANCIAL STATEMENTS — October 31, 2015 — (continued)

shares will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class C shares—  Offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

Class I shares—  Offered at net asset value per share. The class is offered exclusively for sale to certain institutions.

Class W shares—  Offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

As of the close of business on December 2, 2014, Class B shares of the SunAmerica Strategy Value Portfolio were no longer offered to new or existing shareholders. As of the close of business on January 27, 2015, all outstanding Class B shares of the SunAmerica Strategic Value Portfolio converted to Class A shares.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Fund's registration statement. Class A, Class B and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class C shares are subject to higher distribution fee rates. There are no distribution or account maintenance fee payments applicable to Class I or Class W. For the Strategy Portfolios, only Class B shares and Class C shares make distribution fee payments.

Indemnification: Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, pursuant to Indemnification Agreements between the Fund and each of the current directors who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Fund (collectively, the "Disinterested Directors"), the Fund provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business, the Fund enters into contracts that contain the obligation to indemnify others. The Fund's maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

Security Valuation: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Portfolios would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical securities

NOTES TO FINANCIAL STATEMENTS — October 31, 2015 — (continued)

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors (the "Board"), etc.)

Level 3 – Significant unobservable inputs (includes inputs that reflect the Portfolios' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Portfolios' assets and liabilities classified in the fair value hierarchy as of October 31, 2015, is reported on a schedule following each Portfolio's Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Portfolios use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio's shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but a Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Portfolios use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics

NOTES TO FINANCIAL STATEMENTS — October 31, 2015 — (continued)

as rating, interest rate, maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable form a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market, and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Portfolios, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Fund's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Master Agreements: The Portfolios have entered into Master Repurchase Agreements ("Master Agreements") with certain counterparties that govern repurchase agreement transactions. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements and events of default. Collateral can be in the form of cash or securities as agreed to by the Portfolios and applicable counterparty. The Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Upon the occurrence of an event of default, the other party may elect to terminate early and cause settlement of all repurchase agreement transactions outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolios' counterparties to elect early termination could cause the Portfolios to accelerate the payment of liabilities. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As of October 31, 2015, the repurchase agreements held by the Portfolios are subject to master netting agreements. See each Portfolio's Portfolio of Investments and Notes to Financial Statements for more information about a Portfolio's holdings in repurchase agreements.

Repurchase Agreements: The Portfolios, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Portfolios' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Portfolio may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS — October 31, 2015 — (continued)

As of October 31, 2015, the following Portfolios held an undivided interest in a joint repurchase agreement with State Street Bank and Trust Co.:

Portfolio	Percentage Ownership	Principal Amount
Focused Dividend Strategy	24.95%	$129,150,000
SunAmerica Strategic Value	0.30	1,552,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

State Street Bank and Trust Co., dated October 30, 2015, bearing interest at a rate of 0.00% per annum, with a principal amount of $517,728,000, a repurchase price of $517,728,000 and a maturity date of November 2, 2015. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Market Value
U.S. Treasury Notes	0.75%	12/31/2017	$100,000,000	$100,084,600
U.S. Treasury Notes	1.63%	12/31/2019	100,000,000	101,500,000
U.S. Treasury Notes	2.38%	06/30/2018	85,000,000	88,790,320
U.S. Treasury Notes	3.13%	05/15/2021	126,760,000	138,174,484
U.S. Treasury Notes	3.38%	11/15/2019	50,000,000	54,692,250
U.S. Treasury Notes	3.50%	02/15/2018	40,000,000	42,657,880
U.S. Treasury Bonds	8.00%	11/15/2021	1,570,000	2,189,596

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed after the ex-dividend date. Distributions received from a Portfolio's investments in U.S. real estate investment trusts ("REITS") often include a "return of capital" which is recorded as a reduction to the cost basis of the securities held. The Strategy Portfolios invest in a combination of SunAmerica Mutual Funds including funds investing in fixed income securities. Distributions from income from Underlying Funds, if any, are recorded to income on ex-dividend date. Distributions from net realized capital gains from Underlying Funds, if any, are recorded to realized gains on the ex-dividend date. For financial statement purposes, the Portfolios amortize all premiums and accrete all discounts on fixed income securities. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital share activity of the respective class).

Expenses common to all Portfolios are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis. For the Strategy Portfolios, the expenses included in the accompanying financial statements reflect the expenses of the Strategy Portfolios and do not include indirect expenses borne by each Strategy Portfolio in connection with its investment in the Underlying Funds.

Dividends from net investment income, if any, are normally paid quarterly for the Focused Balanced Strategy Portfolio, Focused Dividend Strategy Portfolio, and SunAmerica Select Dividend Growth Portfolio. All other Portfolios pay annually. Capital gain distributions, if any, are paid annually. Each of the Portfolios reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net

NOTES TO FINANCIAL STATEMENTS — October 31, 2015 — (continued)

investment income, if any, are paid at least annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

Each Portfolio is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Portfolio also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Portfolio's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012-2014 or expected to be taken in each Portfolio's 2015 tax return. The Portfolios are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Portfolios file U.S. federal and certain state income tax returns. With few exceptions, the Portfolios are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2012.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates and realized gains and losses on forward foreign currency contracts.

Organization and Offering Costs: Organizational costs incurred in connection with the commencement of the SunAmerica Select Dividend Growth Portfolio have been expensed while offering costs were reflected as "Deferred offering costs" in the Statements of Assets and Liabilities of the Portfolio, and amortized over a 12-month period. As of October 31, 2015, the deferred offering costs of the SunAmerica Select Dividend Growth Portfolio were fully amortized.

Note 3.  Investment Advisory and Management Agreement, Distribution Agreement and Service Agreements

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and

NOTES TO FINANCIAL STATEMENTS — October 31, 2015 — (continued)

pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows:

Portfolio	Percentage
Focused Multi-Asset Strategy	0.10%
Focused Balanced Strategy	0.10%
Focused Dividend Strategy	0.60% on the first $1.5 billion
0.50% on the next $1.5 billion
0.40% on assets over $3 billion
SunAmerica Strategic Value	0.75%
SunAmerica Select Dividend Growth	0.75%

SunAmerica contractually agreed to waive fees and/or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Portfolio's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes, governmental fees and other expenses not incurred in the ordinary course of the Portfolios' business. The contractual expense waivers and fee reimbursements will continue in effect indefinitely, unless terminated by the Board, including a majority of the Disinterested Directors.

Portfolio	Percentage
SunAmerica Strategic Value Class A	1.72%
SunAmerica Strategic Value Class C	2.37%
SunAmerica Select Dividend Growth Class A	1.72%
SunAmerica Select Dividend Growth Class C	2.37%
SunAmerica Select Dividend Growth Class W	1.52%

Further, SunAmerica is voluntarily waiving fees and/or reimbursing expenses, if necessary, for the Strategy Portfolios, so that the annual operating expenses for the following classes do not exceed the amounts set forth below. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses do not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes, governmental fees and other expenses not incurred in the ordinary course of the Portfolios' business. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of SunAmerica.

Portfolio	Percentage
Focused Multi-Asset Strategy Class A	0.25%
Focused Multi-Asset Strategy Class B	0.90%
Focused Multi-Asset Strategy Class C	0.90%
Focused Multi-Asset Strategy Class I	0.25%
Focused Balanced Strategy Class A	0.25%
Focused Balanced Strategy Class B	0.90%
Focused Balanced Strategy Class C	0.90%
Focused Balanced Strategy Class I	0.25%

NOTES TO FINANCIAL STATEMENTS — October 31, 2015 — (continued)

For the year ended October 31, 2015, pursuant to the contractual and voluntary expense limitations in the above tables, SunAmerica has waived and/or reimbursed expenses as follows:

Portfolio	Class Specific Expenses Reimbursed
Focused Multi-Asset Strategy Class I	$967
Focused Balanced Strategy Class B	7,684
Focused Balanced Strategy Class I	12,589
SunAmerica Select Dividend Growth Class C	20,004
SunAmerica Select Dividend Growth Class W	21,714

Any voluntary or contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Portfolios within two years after the occurrence of the waivers and/or reimbursements, provided that the Portfolios are able to effect such payments to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

For the year ended October 31, 2015, the amounts recouped by SunAmerica were as follows:

Portfolio	Class Specific Expenses Recouped
Focused Multi-Asset Strategy Class I	$338
Focused Balanced Strategy Class B	521
SunAmerica Select Dividend Growth Class C	646
SunAmerica Select Dividend Growth Class W	410

At October 31, 2015, the amount of expenses previously waived and/or reimbursed by SunAmerica that are subject to recoupment and expire during the time period indicated are as follows:

Fund Level Expenses Reimbursed
Portfolio	October 31, 2016
SunAmerica Select Dividend Growth	$1,458

	Class Specific Expenses Reimbursed
Portfolio	October 31, 2016	October 31, 2017
Focused Multi-Asset Strategy Class I	$1,607	$967
Focused Balanced Strategy Class B	7,986	7,684
Focused Balanced Strategy Class I	10,314	12,589
SunAmerica Select Dividend Growth Class C	8,977	20,004
SunAmerica Select Dividend Growth Class W	9,214	21,714

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with AIG Capital Services, Inc. ("ACS" or the "Distributor"), an affiliate of SunAmerica. Each Portfolio has adopted a Distribution Plan on behalf of each class of shares of the Portfolios (other than Class I and Class W shares of each of the Portfolios and Class A shares of the Strategy Portfolios) (each a "Plan" and collectively, the "Plans"), in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plan," and "Class C Plan." In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Portfolio and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, Class B Plan, and Class C Plan of each Portfolio other than the Strategy Portfolios, the Distributor receives a distribution fee from a Portfolio at an annual rate of 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. For the Strategy Portfolios, the

NOTES TO FINANCIAL STATEMENTS — October 31, 2015 — (continued)

Distributor receives payments at an annual rate of up to 0.65% of average daily net assets for both Class B and Class C Plans. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year, the amount paid to the Distributor under each Class's Plan may exceed the Distributor's distribution costs as described above. During the year ended October 31, 2015, ACS waived fees in the amount of $60,285 for the Class A shares of SunAmerica Select Dividend Growth Portfolio. Except for the Strategy Portfolios, the Plans provide that each class of shares of each Portfolio will also pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. For the year ended October 31, 2015, ACS received fees, as reflected in the Statement of Operations, based upon the aforementioned rates.

The Fund, on behalf of the Focused Dividend Strategy Portfolio and SunAmerica Select Dividend Growth Portfolio, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing administrative and shareholder services to Class W shareholders. For the year ended October 31, 2015, ACS earned fees, as reflected in the Statement of Operations, based upon the aforementioned rates.

ACS receives sales charges on each Portfolio's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class A, Class B and Class C shares. ACS has advised the Portfolios that for the year ended October 31, 2015, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

	Class A				Class B	Class C
Portfolio	Sales Charges	Affiliated Broker-dealers	Non-affiliated Broker-dealers	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges
Focused Multi-Asset Strategy	$189,567	$78,727	$82,652	$5,280	$18,995	$3,362
Focused Balanced Strategy	163,769	68,958	69,772	933	29,704	3,462
Focused Dividend Strategy	12,328,518	1,486,375	9,057,053	149,128	508,162	308,230
SunAmerica Strategic Value	145,541	60,563	62,542	2,130	2,653	2,356
Select Dividend Growth	17,497	4,947	9,645	—	—	71

The Fund, on behalf of each Portfolio, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of SunAmerica. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent, State Street Bank and Trust Company, in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, pursuant to which SAFS receives a fee from each Portfolio (except the Strategy Portfolios) to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Board. For the year ended October 31, 2015, the Portfolios incurred the following expenses, which are included in transfer agent fees payable in the Statements of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

	Expense				Payable At October 31, 2015
Portfolio	Class A	Class B	Class C	Class W	Class A	Class B	Class C	Class W
Focused Dividend Strategy	$8,637,733	$688,823	$6,003,004	$4,463,316	$758,720	$60,985	$541,227	$421,440
SunAmerica Strategic Value	424,728	5,207	130,552	—	33,982	—	10,043	—
SunAmerica Select Dividend Growth	121,738	—	2,123	241	9,530	—	245	20

NOTES TO FINANCIAL STATEMENTS — October 31, 2015 — (continued)

At October 31, 2015, Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio, and shares held through Pershing LLC, in a brokerage account sweep vehicle for customers of the broker-dealers within Advisor Group, Inc., an affiliate of the Adviser, owned a percentage of the outstanding shares of the following Portfolios:

Portfolio	Holder	Percentage
Focused Multi-Asset Strategy	Pershing LLC	6%
Focused Balanced Strategy	Pershing LLC	6
Focused Dividend Strategy	Pershing LLC	3
SunAmerica Strategic Value	Focused Multi-Asset Strategy Portfolio	13
	Focused Balanced Strategy Portfolio	5
	Pershing LLC	5
SunAmerica Select Dividend Growth	Focused Multi-Asset Strategy Portfolio	64
	Focused Balanced Strategy Portfolio	31

The Strategy Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Strategy Portfolios within the set limits across their asset allocations may represent a significant portion of net assets of the Underlying Funds.

Note 4.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2015 were as follows:

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio	SunAmerica Select Dividend Growth Portfolio
Purchases (excluding U.S. government securities)	$8,923,947	$10,725,373	$6,324,794,093	$147,186,337	$44,577,282
Sales (excluding U.S. government securities)	52,887,776	29,660,797	4,902,403,997	163,781,091	47,286,844
Purchases of U.S. government securities	—	—	38,000,739	—	—
Sales of U.S. government securities	—	—	38,000,000	—	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2015 — (continued)

Note 5.  Transactions with Affiliates

As disclosed in the Portfolio of Investments, the Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio owned shares of the Underlying Funds. In addition, the Focused Dividend Strategy Portfolio owned 5% or more of the outstanding voting securities of certain companies listed in the Portfolio of Investments. For the year ended October 31, 2015, transactions in these securities were as follows:

Focused Multi-Asset Strategy

Security	Income	Capital Gain Distribution Received	Market Value at October 31, 2014	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2015
SunAmerica Equity Funds, SunAmerica International Dividend Strategy Fund, Class A	$293,442	$—	$15,950,442	$322,633	$2,227,382	$(743,328)	$(2,445,852)	$10,856,513
SunAmerica Equity Funds, SunAmerica Japan Fund, Class A	104,194	1,195,083	16,156,995	1,328,579	2,227,382	(707,717)	78,701	14,629,176
SunAmerica Income Funds, SunAmerica Flexible Credit Fund, Class A	302,245	—	—	8,656,267	1,002,513	20,551	(28,412)	7,645,893
SunAmerica Income Funds, SunAmerica Strategic Bond Fund, Class A	291,180	—	16,130,772	306,490	9,565,011	153	(673,810)	6,198,594
SunAmerica Income Funds, SunAmerica U.S. Government Securities Fund, Class A	260,042	—	15,877,239	289,233	2,227,382	16,414	(177,591)	13,777,913
SunAmerica Series, Inc., Focused Dividend Strategy Portfolio, Class A	771,860	1,993,366	33,706,342	2,823,494	4,454,764	1,390,202	(2,158,675)	31,306,599
SunAmerica Series, Inc., SunAmerica Select Dividend Growth Portfolio, Class A	795,407	48,864	38,029,260	902,652	4,454,764	302,888	(377,847)	34,402,189
SunAmerica Series, Inc., SunAmerica Strategic Value Portfolio, Class A	379,027	—	36,897,186	437,407	4,454,764	1,640,428	(1,766,403)	32,753,854
SunAmerica Specialty Series, SunAmerica Commodity Strategy Fund, Class A(1)	—	—	30,946,858	58,380	4,454,763	(1,773,802)	482,815	25,259,488
SunAmerica Specialty Series, SunAmerica Focused Alpha Growth Fund, Class A	—	1,081,728	35,601,260	1,140,109	4,454,764	1,210,217	(1,637,017)	31,859,805
SunAmerica Specialty Series, SunAmerica Focused Alpha Large-Cap Fund, Class A	—	2,160,400	36,514,207	2,218,780	4,454,763	1,192,400	(2,253,637)	33,216,987
SunAmerica Specialty Series, SunAmerica Global Trends Fund, Class A	—	216,471	15,065,655	245,661	2,227,380	(332,955)	336,097	13,087,078
SunAmerica Specialty Series, SunAmerica Income Explorer Fund, Class A	720,376	650,988	16,448,346	1,400,554	2,227,381	(47,832)	(1,989,903)	13,583,784
SunAmerica Specialty Series, SunAmerica Small-Cap Fund, Class A	—	—	32,328,952	58,381	4,454,763	398,318	1,557,401	29,888,289
	$3,917,773	$7,346,900	$339,653,514	$20,188,620	$52,887,776	$2,565,937	$(11,054,133)	$298,466,162

†  Includes reinvestment of distributions paid.

(1)  Effective September 21, 2015, the name of the SunAmerica Alternative Strategies Fund changed to the SunAmerica Commodity Strategy Fund.

NOTES TO FINANCIAL STATEMENTS — October 31, 2015 — (continued)

Focused Balanced Strategy

Security	Income	Capital Gain Distributions Received	Market Value at October 31, 2014	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2015
SunAmerica Equity Funds, SunAmerica International Dividend Strategy Fund, Class A	$256,995	$—	$13,610,356	$409,163	$1,667,732	$(349,915)	$(2,414,134)	$9,587,738
SunAmerica Equity Funds, SunAmerica Japan Fund, Class A	22,533	258,458	3,491,065	319,058	416,933	(18,017)	(116,176)	3,258,997
SunAmerica Income Funds, SunAmerica Flexible Credit Fund, Class A	325,073	—	—	9,243,475	925,313	18,200	(32,443)	8,303,919
SunAmerica Income Funds, SunAmerica GNMA Fund, Class A@	9,134	—	5,045,520	—	7,451	(682)	278,386	—
SunAmerica Income Funds, SunAmerica Strategic Bond Fund, Class A	618,704	—	17,419,130	808,913	2,084,666	16,552	(870,529)	15,289,400
SunAmerica Income Funds, SunAmerica U.S. Government Securities Fund, Class A	212,825	—	10,555,261	352,981	4,643,409	(281,643)	(119,724)	11,179,239
SunAmerica Senior Floating Rate Fund, Inc., Class A	327,383	—	10,300,547	411,960	3,089,290	(130,372)	(284,290)	7,208,555
SunAmerica Series, Inc., Focused Dividend Strategy Portfolio, Class A	471,475	1,197,652	20,232,439	1,878,357	2,293,132	854,409	(1,305,783)	19,366,290
SunAmerica Series, Inc., SunAmerica Select Dividend Growth Portfolio, Class A	381,045	23,242	18,100,593	594,496	2,084,665	138,894	(183,554)	16,565,764
SunAmerica Series, Inc., SunAmerica Strategic Value Portfolio, Class A	152,237	—	14,821,117	304,405	1,667,732	418,822	(474,407)	13,402,205
SunAmerica Specialty Series, SunAmerica Commodity Strategy Fund, Class A(1)	—	—	2,449,372	2,438	2,363,976	(710,150)	622,316	—
SunAmerica Specialty Series, SunAmerica Focused Alpha Growth Fund, Class A	—	472,338	15,531,893	624,506	1,667,732	498,210	(681,491)	14,305,386
SunAmerica Specialty Series, SunAmerica Focused Alpha Large-Cap Fund, Class A	—	1,265,478	21,376,302	1,466,260	3,517,534	1,100,958	(1,772,514)	18,653,472
SunAmerica Specialty Series, SunAmerica Global Trends Fund, Class A	—	82,175	5,713,510	148,748	729,633	(85,719)	85,302	5,132,208
SunAmerica Specialty Series, SunAmerica Income Explorer Fund, Class A	159,151	141,568	3,573,001	338,735	416,933	(28,546)	(419,780)	3,046,477
SunAmerica Specialty Series, SunAmerica Small-Cap Fund, Class A	—	—	17,153,053	190,210	2,084,666	185,571	849,577	16,293,745
	$2,936,555	$3,440,911	$179,373,159	$17,093,705	$29,660,797	$1,626,572	$(6,839,244)	$161,593,395

†  Includes reinvestment of distributions paid.

@  Effective November 10, 2014, all of the assets and liabilities of the SunAmerica GNMA Fund, a series of SunAmerica Income Funds, were transferred in a tax-free exchange to the SunAmerica U.S. Government Securities Fund, a series of SunAmerica Income Funds, in exchange for shares of the SunAmerica U.S. Government Securities Fund.

(1)  Effective September 21, 2015, the name of the SunAmerica Alternative Strategies Fund changed to the SunAmerica Commodity Strategy Fund.

Focused Dividend Strategy

Security	Income	Capital Gain Distributions Received	Market Value at October 31, 2014	Cost of Purchases	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2015
GameStop Corp., Class A	$8,381,367	$—	$—	$298,090,699	$1,656,095	$(510,640)	$40,297,798	$336,221,762

NOTES TO FINANCIAL STATEMENTS — October 31, 2015 — (continued)

Note 6.  Federal Income Taxes

The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, and retirement pension expense.

	Distributable Earnings			Tax Distributions
	For the year ended October 31, 2015
Portfolio	Ordinary Income	Long-term Gains/ Capital Loss Carryover	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term CapitalGains
Focused Multi-Asset Strategy	$1,335,965	$(179,907,134)	$8,084,913	$4,143,828	$—
Focused Balanced Strategy	333,275	(46,091,166)	5,525,392	2,516,467	—
Focused Dividend Strategy	12,947,888	662,366,635	624,336,189	270,413,283	435,506,981
SunAmerica Strategic Value	2,512,888	(86,321,845)	8,220,485	2,331,225	—
SunAmerica Select Dividend Growth	199,941	4,480,576	(2,048,155)	1,272,937	—

*  Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

	Tax Distributions
	For the year ended October 31, 2014
Portfolio	Ordinary Income	Long-Term Capital Gains
Focused Multi-Asset Strategy	$6,233,275	$—
Focused Balanced Strategy	4,135,947	—
Focused Dividend Strategy	319,219,398	96,767,267
SunAmerica Strategic Value	1,338,615	1,047,309
SunAmerica Select Dividend Growth	363,533	—

As of October 31, 2015, for Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

Portfolio	Capital Loss Carryforward†			Unlimited†
	2016	2017	2018	ST	LT
Focused Multi-Asset Strategy*	$76,595,915	$80,399,038	$22,912,181	$—	$—
Focused Balanced Strategy*	13,205,072	32,787,679	98,415	—	—
Focused Dividend Strategy	—	—	—	—	—
SunAmerica Strategic Value	18,529,440	67,792,405	—	—	—
SunAmerica Select Dividend Growth	—	—	—	—	—

†  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

*  Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible that not all of the capital losses will be available for use. As of October 31, 2015, based on current tax law, the Focused Multi-Asset Strategy, Focused Balanced Strategy and SunAmerica Strategic Value Portfolios have $69,884,906, $559,365 and $15,686,911, respectively, of capital losses that will not be available for use.

NOTES TO FINANCIAL STATEMENTS — October 31, 2015 — (continued)

The Portfolios indicated below, utilized capital loss carryforwards, which offset net taxable gains realized, and had expired capital loss carryforwards in the year ended October 31, 2015.

Portfolio	Capital Loss Carryforward Utilized	Capital Loss Carryforward Expired
Focused Multi-Asset Strategy	$8,275,701	$50,261,203
Focused Balanced Strategy	4,439,841	804,466
Focused Dividend Strategy	—	—
SunAmerica Strategic Value	26,148,581	12,039,689
SunAmerica Select Dividend Growth	—	—

For the period ended October 31, 2015, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to tax treatment of non deductible expenses, capital loss carryforwards expired, distributions received from underlying funds, dividend redesignations and equalization debits to the components of net assets as follows:

Portfolio	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
Focused Multi-Asset Strategy	$1,652,258	$48,608,942	$(50,261,200)
Focused Balanced Strategy	477,201	327,263	(804,464)
Focused Dividend Strategy	6,197,230	(143,163,047)	136,965,817
SunAmerica Strategic Value	—	12,039,691	(12,039,691)
SunAmerica Select Dividend Growth	(19,487)	(599)	20,086

As of October 31, 2015, the amounts of aggregate unrealized gain (loss) and the cost of the investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows:

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio	SunAmerica Select Dividend Growth Portfolio
Cost (tax basis)	$290,381,249	$156,068,003	$9,238,801,136	$233,544,897	$55,755,329
Appreciation	26,759,740	12,221,014	1,137,395,952	27,048,609	2,357,881
Depreciation	(18,674,827)	(6,695,622)	(513,059,763)	(18,828,124)	(4,406,036)
Net unrealized appreciation (depreciation)	$8,084,913	$5,525,392	$624,336,189	$8,220,485	$(2,048,155)

NOTES TO FINANCIAL STATEMENTS — October 31, 2015 — (continued)

Note 7.  Capital Share Transactions

Transactions in capital shares of each class of each series were as follows:

	Focused Multi-Asset Strategy
	Class A				Class B
	For the year ended October 31, 2015		For the year ended October 31, 2014		For the year ended October 31, 2015		For the year ended October 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)	689,209	$11,185,070	1,324,470	$20,636,194	150,263	$2,414,300	181,738	$2,816,254
Reinvested dividends	168,143	2,648,258	232,667	3,545,849	15,480	243,493	33,286	506,276
Shares redeemed(1)(2)	(1,938,181)	(31,385,036)	(1,915,991)	(29,969,753)	(506,435)	(8,191,107)	(917,116)	(14,271,432)
Net increase (decrease)	(1,080,829)	$(17,551,708)	(358,854)	$(5,787,710)	(340,692)	$(5,533,314)	(702,092)	$(10,948,902)
	Class C				Class I
	For the year ended October 31, 2015		For the year ended October 31, 2014		For the year ended October 31, 2015		For the year ended October 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	234,132	$3,752,283	319,321	$4,947,624	1,447	$23,280	1,111	$17,162
Reinvested dividends	59,784	939,796	106,786	1,624,208	301	4,741	620	9,452
Shares redeemed	(1,250,219)	(20,089,031)	(1,566,012)	(24,326,015)	(887)	(14,419)	(11,869)	(183,092)
Net increase (decrease)	(956,303)	$(15,396,952)	(1,139,905)	$(17,754,183)	861	$13,602	(10,138)	$(156,478)
	Focused Balanced Strategy
	Class A				Class B
	For the year ended October 31, 2015		For the year ended October 31, 2014		For the year ended October 31, 2015		For the year ended October 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(3)(4)	464,524	$7,291,205	622,959	$9,476,693	119,642	$1,856,360	138,195	$2,076,517
Reinvested dividends	96,655	1,485,730	147,564	2,214,810	12,046	182,633	25,537	378,101
Shares redeemed(3)(4)	(948,656)	(14,935,952)	(1,126,447)	(17,195,280)	(302,718)	(4,707,897)	(383,520)	(5,811,932)
Net increase (decrease)	(387,477)	$(6,159,017)	(355,924)	$(5,503,777)	(171,030)	$(2,668,904)	(219,788)	$(3,357,314)
	Class C				Class I
	For the year ended October 31, 2015		For the year ended October 31, 2014		For the year ended October 31, 2015		For the year ended October 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	285,594	$4,457,100	343,238	$5,174,922	3,626	$56,822	3,479	$52,791
Reinvested dividends	41,254	628,084	76,315	1,135,692	620	9,544	1,233	18,487
Shares redeemed	(748,663)	(11,646,318)	(726,902)	(11,011,163)	(5,384)	(83,416)	(22,992)	(346,240)
Net increase (decrease)	(421,815)	$(6,561,134)	(307,349)	$(4,700,549)	(1,138)	$(17,050)	(18,280)	$(274,962)

(1)  For the year ended October 31, 2015, includes automatic conversion of 239,259 shares of Class B shares in the amount of $3,884,307 to 238,292 shares of Class A shares in the amount of $3,884,307.

(2)  For the year ended October 31, 2014, includes automatic conversion of 388,472 shares of Class B shares in the amount of $6,047,483 to 386,706 shares of Class A shares in the amount of $6,047,483.

(3)  For the year ended October 31, 2015, includes automatic conversion of 82,992 shares of Class B shares in the amount of $1,301,000 to 82,246 shares of Class A shares in the amount of $1,301,000.

(4)  For the year ended October 31, 2014, includes automatic conversion of 124,255 shares of Class B shares in the amount of $1,880,547 to 123,149 shares of Class A shares in the amount of $1,880,547.

NOTES TO FINANCIAL STATEMENTS — October 31, 2015 — (continued)

	Focused Dividend Strategy Portfolio
	Class A				Class B
	For the year ended October 31, 2015		For the year ended October 31, 2014		For the year ended October 31, 2015		For the year ended October 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)	77,587,086	$1,350,334,469	98,253,064	$1,678,006,036	3,754,905	$64,649,197	3,917,527	$66,849,143
Reinvested dividends	16,348,743	269,233,275	11,725,026	196,141,379	1,069,472	17,471,657	551,482	9,173,894
Shares redeemed(1)(2)	(63,643,797)	(1,104,339,672)	(124,054,799)	(2,135,882,687)	(1,871,972)	(32,227,519)	(1,816,780)	(30,991,591)
Net increase (decrease)	30,292,032	$515,228,072	(14,076,709)	$(261,735,272)	2,952,405	$49,893,335	2,652,229	$45,031,446
	Class C				Class W
	For the year ended October 31, 2015		For the year ended October 31, 2014		For the year ended October 31, 2015		For the year ended October 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	47,742,374	$823,158,728	45,595,250	$775,060,615	62,261,098	$1,081,411,958	75,558,958	$1,305,222,358
Reinvested dividends	8,763,265	143,109,917	4,316,938	71,820,918	6,804,633	112,109,334	2,326,114	39,257,506
Shares redeemed	(22,836,880)	(393,881,220)	(22,248,490)	(380,586,990)	(36,483,342)	(633,458,633)	(34,919,733)	(600,945,834)
Net increase (decrease)	33,668,759	$572,387,425	27,663,698	$466,294,543	32,582,389	$560,062,659	42,965,339	$743,534,030
	SunAmerica Strategic Value Portfolio
	Class A				Class B
	For the year ended October 31, 2015		For the year ended October 31, 2014		For period ended January 27, 2015†		For the year ended October 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(3)(4)(5)	762,953	$19,941,468	1,382,202	$31,648,258	10,312	$250,621	136,927	$2,994,526
Reinvested dividends	73,938	1,863,968	77,601	1,769,308	1,338	31,448	2,726	57,959
Shares redeemed(3)(4)(5)	(952,303)	(24,792,624)	(1,299,580)	(31,294,013)	(420,785)	(10,232,037)	(231,930)	(5,143,214)
Net increase (decrease)	(115,412)	$(2,987,188)	160,223	$2,123,553	(409,135)	$(9,949,968)	(92,277)	$(2,090,729)

	Class C
	For the year ended October 31, 2015		For the year ended October 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	88,054	$2,123,970	93,801	$2,086,071
Reinvested dividends	12,403	291,104	18,962	402,763
Shares redeemed	(379,823)	(9,190,668)	(375,903)	(8,425,860)
Net increase (decrease)	(279,366)	$(6,775,594)	(263,140)	$(5,937,026)

(1)  For the year ended October 31, 2015, includes automatic conversion of 99,956 shares of Class B shares in the amount of $1,739,280 to 99,304 shares of Class A shares in the amount of $1,739,280.

(2)  For the year ended October 31, 2014, includes automatic conversion of 129,857 shares of Class B shares in the amount of $2,227,643 to 129,090 shares of Class A shares in the amount of $2,227,643.

(3)  For the year ended October 31, 2015, includes automatic conversion of 8,934 shares of Class B shares in the amount of $221,088 to 8,309 shares of Class A shares in the amount of $221,088.

(4)  For the year ended October 31, 2014, includes automatic conversion of 62,704 shares of Class B shares in the amount of $1,406,422 to 58,305 shares of Class A shares in the amount of $1,406,422.

(5)  For the year ended October 31, 2015, includes the conversion of 78,382 shares of Class B in the amount of $1,914,878 to 73,004 shares of Class A shares in the amount of $1,914,893 relating to the conversion of Class B shares on January 27, 2015.

†  See Note 1

NOTES TO FINANCIAL STATEMENTS — October 31, 2015 — (continued)

	SunAmerica Select Dividend Growth Portfolio
	Class A				Class C
	For the year ended October 31, 2015		For the period May 2, 2014@ through October 31, 2014		For the year ended October 31, 2015		For the period May 2, 2014@ through October 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	86,757	$1,350,313	3,771,561	$56,582,452	105,318	$1,728,957	6,849	$102,850
Reinvested dividends	80,346	1,260,564	23,240	362,318	563	8,872	26	403
Shares redeemed	(418,090)	(6,716,749)	(211,200)	(3,261,693)	(26,251)	(421,121)	—	—
Net increase (decrease)	(250,987)	$(4,105,872)	3,583,601	$53,683,077	79,630	$1,316,708	6,875	$103,253

	Class W
	For the year ended October 31, 2015		For the period May 2, 2014@ through October 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	—	$—	6,667	$100,000
Reinvested dividends	164	2,574	48	746
Shares redeemed	—	—	—	—
Net increase (decrease)	164	$2,574	6,715	$100,746

@  Commencement of operations

Note 8.  Directors' Retirement Plan

The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Directors. The Retirement Plan provides generally that a Disinterested Director may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an "Eligible Director"). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Directors from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

NOTES TO FINANCIAL STATEMENTS — October 31, 2015 — (continued)

The following amounts for the Retirement Plan Liabilities are included in the Directors' fees and expenses payable line on the Statements of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Directors' fees and expenses line on the Statements of Operations.

	As of October 31, 2015
Portfolio	Retirement Plan Liability	Retirement Plan Expense	Retirement Plan Payments
Focused Multi-Asset Strategy	$—	$2	$1,029
Focused Balanced Strategy	—	1	434
Focused Dividend Strategy	—	37	1,326
SunAmerica Strategic Value	—	1	1,022

Note 9.  Line of Credit

The Fund, along with certain other funds managed by the Adviser, has access to a $75 million committed unsecured line of credit and a $50 million uncommitted unsecured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company, the Fund's custodian. Interest is currently payable on the committed line of credit at the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 20 basis points per annum on the daily unused portion of the committed line of credit and a one-time closing fee of 5 basis points on the uncommitted line of credit. Borrowings under the line of credit will commence when the respective Portfolio's cash shortfall exceeds $100,000. For the year ended October 31, 2015, the following Portfolios had borrowings:

Portfolio	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
Focused Dividend Strategy	2	$1,225	$15,983,350	1.38%
SunAmerica Strategic Value	14	90	166,468	1.39

At October 31, 2015, there were no borrowings outstanding.

Note 10.  Interfund Lending Agreement

Pursuant to the exemptive relief granted by the SEC, the Portfolios are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Portfolios receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended October 31, 2015, none of the Portfolios participated in this program.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of SunAmerica Series, Inc. and Shareholders of Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Dividend Strategy Portfolio, SunAmerica Strategic Value Portfolio, and SunAmerica Select Dividend Growth Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Dividend Strategy Portfolio, SunAmerica Strategic Value Portfolio, and SunAmerica Select Dividend Growth Portfolio (five of the six portfolios of SunAmerica Series, Inc., the "Fund") at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas
December 28, 2015

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited)

Approval of the Investment Advisory and Management Agreement

The Board of Directors (the "Board" the members of which are referred to as "Directors") of SunAmerica Series, Inc. (the "Corporation"), including the Directors who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), of the Corporation or its separate series (each, a "Portfolio," and collectively, the "Portfolios") or SunAmerica Asset Management, LLC ("SunAmerica"), approved the continuation of the Investment Advisory and Management Agreement between the Corporation, on behalf of the Focused Balanced Strategy Portfolio, Focused Dividend Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, SunAmerica Strategic Value Portfolio and SunAmerica Select Dividend Growth Portfolio, and SunAmerica (the "Advisory Agreement") for a one-year period ending June 30, 2016 at an in-person meeting held on June 2, 2015 (the "Meeting").

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement. These materials included, among other things: (a) a summary of the services provided to the Portfolios by SunAmerica and its affiliates; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper"), an independent third-party provider of mutual fund data, on fees and expenses of the Portfolios and the investment performance of the Portfolios as compared with a peer group of funds, along with fee and performance data with respect to the Portfolios and any other mutual funds or other accounts advised by SunAmerica with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides to the Portfolios; (f) information about SunAmerica's risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates that are involved in the investment management, administration, compliance and risk management activities with respect to the Portfolios, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, considered at the Meeting, and from time to time as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica

The Board, including the Independent Directors, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Portfolios, managing the daily business affairs of the Portfolios, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, compliance, clerical and administrative services, and has authorized its officers and employees, if elected, to serve as officers or directors of the Corporation without compensation. The Board also noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Portfolios pursuant to the Advisory Agreement.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Portfolios. The Board also reviewed the personnel responsible for providing advisory services to the Portfolios and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board further considered certain strategic changes that SunAmerica

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

had implemented with respect to its investment department, and concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able, to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Portfolios and the industry in general.

The Board also considered SunAmerica's reputation and long-standing relationship with the Portfolios and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2015, SunAmerica managed, advised and/or administered approximately $74.7 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Portfolios. The Board also considered SunAmerica's risk management processes. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios' prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica from effectively serving as the investment adviser to the Portfolios.

Investment Performance

The Board, including the Independent Directors, also considered the investment performance of SunAmerica with respect to the Portfolios. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolios as compared to each Portfolio's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Lipper and to an appropriate index or combination of indices, including the Portfolio's benchmarks. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes.

The Board noted that performance information was for the periods ended March 31, 2015. The Board also noted that it regularly reviews the performance of the Portfolios throughout the year. The Board further noted that, while it monitors performance of the Portfolios closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

Balanced Strategy Portfolio. The Board considered that the Portfolio's performance was above the median of its Peer Group for the one-, three- and five-year periods. The Board also considered that the Portfolio's performance was above the median of its Peer Universe for the one- and three-year periods and below the median of its Peer Universe for the five-year period. The Board further considered that the Portfolio outperformed its Lipper Index for the one-year period and underperformed its Lipper Index for the three- and five-year periods. The Board concluded that the Portfolio's performance was satisfactory.

Dividend Strategy Portfolio. The Board considered that the Portfolio's performance was above the median of its Peer Group and Peer Universe for the one-, three- and five-year periods and further noted that the Portfolio was in the first quintile of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board also considered that the Portfolio outperformed its Lipper Index for the one-, three- and five-year periods. The Board concluded that the Portfolio's performance was satisfactory.

Multi-Asset Strategy Portfolio. The Board considered that the Portfolio's performance was above the median of its Peer Group for the one-year period and below the median of its Peer Group for the three- and five-year periods. The Board further considered that the Portfolio's performance was below the median of its Peer Universe for the one-, three- and five-year periods. The Board also considered that the Portfolio underperformed its Lipper Index for the

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

one-, three- and five-year periods. The Board noted management's discussion of the Portfolio's performance, including the fact that the Portfolio has an asset allocation strategy which may impact performance and noted management's continued monitoring of the Portfolio's performance. The Board also considered that certain actions had been implemented by management during 2013 with respect to the Portfolio and during 2013 and 2014 with respect to certain of the underlying funds in which the Portfolio invests in an effort to address performance. The Board also noted the Portfolio's favorable performance relative to the Peer Group for the one-year period. The Board concluded that the Portfolio's performance was being addressed.

SunAmerica Strategic Value Portfolio. The Board considered that the Portfolio's performance was above the median of its Peer Group for the one-year period and below the median of its Peer Group for the three- and five-year periods. The Board further considered that the Portfolio's performance was above the median of its Peer Universe for the one- and three-year periods and below the median of its Peer Universe for the five-year period. The Board further considered that the Portfolio outperformed its Lipper Index for the one-year period and underperformed its Lipper Index for three- and five-year periods. The Board noted the fact that SunAmerica had assumed day-to-day management of the Portfolio in February 2011 and that, in connection with this change, the Portfolio's principal investment strategies and techniques were amended. The Board noted management's discussion of the Portfolio's performance, including management's continued monitoring of the Portfolio's performance. The Board further considered that the Portfolio follows a buy and hold investment strategy and concluded that the Portfolio's overall performance was satisfactory in light of all factors considered.

SunAmerica Select Dividend Growth Portfolio. The Board considered that performance information was limited with respect to the Portfolio since it had only recently commenced investment operations. The Board noted, however, that the Portfolio's performance was above the median of its Peer Group and Peer Universe since its inception on May 2, 2014. The Board further considered that the Portfolio outperformed its Lipper Index during the period. The Board considered that the Portfolio's performance was satisfactory.

Consideration of the Management Fees and Subadvisory Fees and the Cost of the Services and Profits to be Realized by the Adviser and its Affiliates from the Relationship with the Portfolios

The Board, including the Independent Directors, received and reviewed information regarding the fees to be paid by the Portfolios to SunAmerica pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica or its affiliates in connection with providing such services to the Portfolios.

To assist in analyzing the reasonableness of the management fee for each of the Portfolios, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Portfolio's Peer Group and/or Peer Universe, as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Portfolio to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees and (ii) actual total operating expenses. In considering each Portfolio's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to certain classes of the SunAmerica Strategic Value Portfolio. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the Focused Balanced Strategy Portfolio and the Focused Multi-Asset Strategy Portfolio (collectively, the "Focused Strategy Portfolios"). The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Portfolios are only reflected in the total expenses category of the Lipper reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Lipper reports. As a result, the Board took into account that the actual management fees presented by Lipper for the

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board also considered the various expense components of the Portfolios and compared each Portfolio's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of each Portfolio's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Portfolios, as applicable. The Board noted that certain of the mutual funds identified as similar to certain of the Portfolios are sold only in the variable annuity market and, accordingly, are in different Lipper classifications, with peer groups consisting of funds underlying variable insurance products. The Board further noted that SunAmerica serves as subadviser to certain of these similar mutual funds and observed that the services SunAmerica provides as subadviser are much more limited in scope than in its role as investment manager and adviser to the Portfolios. The Board then noted the management fees paid by the Portfolios were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

Balanced Strategy Portfolio. The Board considered that the Portfolio's actual management fees were equal to the median of its Peer Group and above the median of its Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

Dividend Strategy Portfolio. The Board considered that the Dividend Strategy Portfolio's actual management fees were below the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and below the median of its Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

Multi-Asset Strategy Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

SunAmerica Strategic Value Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

SunAmerica Select Dividend Growth Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

Profitability

The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from their relationship with the Portfolios. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provides the Portfolios and considered how profit

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Portfolios on a Portfolio by Portfolio basis. In particular, the Board considered the contractual and voluntary fee waivers and/or expense reimbursements agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica and its affiliates received any indirect benefits from the relationship with the Portfolios. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Portfolios. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board concluded that SunAmerica had the financial resources necessary to perform its obligations under the Advisory Agreement and to continue to provide the Portfolios with the high quality services that it had provided in the past. The Board further concluded that the management fees payable by the Portfolios under the Advisory Agreement were reasonable in light of the factors discussed above.

Economies of Scale

The Board, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolios. The Board considered that as a result of being part of the SunAmerica fund complex, the Portfolios share common resources and may share certain expenses, and if the size of the complex increases, each fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that, with respect to the SunAmerica Strategic Value Portfolio and the SunAmerica Select Dividend Growth Portfolio, SunAmerica has agreed to contractually cap the total annual operating expenses of certain classes of the Portfolios, at certain levels. The Board also noted that with respect to the Focused Strategy Portfolios, SunAmerica has agreed to voluntarily cap the total annual operating expenses of certain classes of the Portfolios, at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees even in the absence of breakpoints or economies of scale. The Board concluded that the Portfolios' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

Other Factors

In consideration of the Advisory Agreement and the Board also received information regarding SunAmerica's brokerage and soft dollar practices. The Board considered that SunAmerica is responsible for decisions to buy and sell securities for the Portfolios, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party which included information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica derives (or potentially would derive) from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica in return for allocating brokerage.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

Conclusion

After a full and complete discussion, the Board approved the Advisory Agreement for a one-year period ending June 30, 2016. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Advisory Agreement and were fair and reasonable and in the best interests of the respective Portfolios and the Portfolios' shareholders. In arriving at a decision to approve the Advisory Agreement the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Director may have attributed different weights to different factors. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination.

SunAmerica Series, Inc.

DIRECTOR AND OFFICER INFORMATION — October 31, 2015 — (unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Portfolios and other investment companies within the Fund complex.

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Disinterested Directors
Dr. Judith L. Craven Age: 70	Director	2001-present	Retired.	77	Director, Sysco Corp. (1996 to present); Director, Luby's, Inc. (1998 to present).
William F. Devin Age: 77	Director	2001-present	Retired.	77	None
Richard W. Grant Age: 70	Director Chairman of the Board	2011-present	Retired. Prior to that, Attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	28	None
Stephen J. Gutman Age: 72	Director	1986-present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2002 to present); President and Member of Managing Directors, Beau Brummel Soho LLC (licensing of menswear specialty retailing and other activities) (1995 to 2009); President, SJG Marketing, Inc. (2009 to present).	28	None
William J. Shea Age: 67	Director	2004-present	Executive Chairman, Lucid, Inc. (medical devices) (2007 to present); Managing Director, DLB Capital, LLC (private equity) (2006 to 2007).	28	Director, Boston Private Financial Holdings (2004 to present); Chairman, Demoulas Supermarkets (1999 to present).
Interested Director
Peter A. Harbeck(3) Age: 61	Director	1995-present	President, CEO and Director, SunAmerica (1995 to present); Director, AIG Capital Services, Inc. ("ACS") (1993 to present) Chairman, Advisor Group, Inc. (2004 to present).	137	None

SunAmerica Series, Inc.

DIRECTOR AND OFFICER INFORMATION — October 31, 2015 — (unaudited) (continued)

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Officers
John T. Genoy Age: 47	President	2007-present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2003 to present); Chief Operating Officer, SunAmerica (2006 to present).	N/A	N/A
Gregory R. Kingston Age: 49	Treasurer	2014-present	Vice President, SunAmerica (2001 to present); Head of Mutual Fund Administration, SunAmerica (2014 to present).	N/A	N/A
Gregory N. Bressler Age: 49	Secretary	2005-present	Senior Vice President and General Counsel, SunAmerica (2005 to present).	N/A	N/A
James Nichols Age: 49	Vice President	2006-present	Director, President and CEO, ACS (2006 to present); Senior Vice President, SunAmerica (2002 to present).	N/A	N/A
Kara Murphy Age: 42	Vice President	2014-present	Director of Research, SunAmerica (2007 to 2013); Chief Investment Officer, SunAmerica (2013 to present).	N/A	N/A
Katherine Stoner Age: 59	Chief Compliance Officer	2011-present

Vice President, SunAmerica (2011 to present). Vice President, The Variable Annuity Life Insurance Company ("VALIC") and Western National Life Insurance Company ("WNL") (2006 to present); Deputy General Counsel and Secretary, VALIC and WNL (2007 to present); Vice President, VALIC Financial Advisors, Inc. (2010 to 2011) and VALIC Retirement Services Company (2010 to present).

				N/A	N/A

SunAmerica Series, Inc.

DIRECTOR AND OFFICER INFORMATION — October 31, 2015 — (unaudited) (continued)

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Donna McManus Age: 54	Vice President and Assistant Treasurer	2014-present	Managing Director, BNY Mellon (2009 to 2014); Vice President, SunAmerica (2014 to present).	N/A	N/A
Shawn Parry Age: 43	Vice President and Assistant Treasurer	2014-present	Assistant Vice President, SunAmerica (2005 to 2014); Vice President, SunAmerica (2014 to present).	N/A	N/A
Kathleen D. Fuentes Age: 46	Chief Legal Officer and Assistant Secretary	2013-present	Vice President and Deputy General Counsel, SunAmerica (2006 to present).	N/A	N/A
Matthew J. Hackethal Age: 43	Anti-Money Laundering Compliance Officer	2006-present	Chief Compliance Officer, SunAmerica (2006 to present).	N/A	N/A

*  The business address for each Director is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

(1)  The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Fund (6 funds), SunAmerica Money Market Funds, Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (40 portfolios), VALIC Company I (34 portfolios), VALIC Company II (15 funds), Seasons Series Trust (20 portfolios) and SunAmerica Specialty Series (7 funds).

(2)  Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

(3)  Interested Director, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Fund.

(4)  Directors serve until their successors are duly elected and qualified, subject to the Director's Retirement Plan as discussed in Note 8 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

SunAmerica Series, Inc.

SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each

Portfolio's income and distributions for the taxable year ended October 31, 2015. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2016.

Portfolio	Net Long-Term Capital Gains
Focused Multi-Asset Strategy	$—
Focused Balanced Strategy	—
Focused Dividend Strategy	435,506,981
SunAmerica Strategic Value	—
SunAmerica Select Dividend Growth	—

For the year ended October 31, 2015, the percentage of the dividends paid from ordinary income for the following portfolios qualified for the 70% dividends received deductions for corporations.

Portfolio	Percentage
Focused Multi-Asset Strategy	50.07%
Focused Balanced Strategy	45.60
Focused Dividend Strategy	100.00
SunAmerica Strategic Value	100.00
SunAmerica Select Dividend Growth	100.00

The Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio intend to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended October 31, 2015, were $92,571and $63,526 respectively. The gross foreign source income for the information reporting is $1,529,999 and $566,902 respectively.

For the year ended October 31, 2015, certain dividends paid by the following Portfolios may be subject to a maximun tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Portfolio	Amount
Focused Multi-Asset Strategy	$4,143,828
Focused Balanced Strategy	2,516,467
Focused Dividend Strategy	270,413,283
SunAmerica Strategic Value	2,331,225
SunAmerica Select Dividend Growth	1,272,937

SunAmerica Series, Inc.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the Portfolios to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of a Portfolio commenced operations. It is important to note that the Portfolios are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Portfolio. The performance of the other classes will vary based upon the differences in sales charges and fees assessed to shareholders of that class.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Multi-Asset Strategy Portfolio Class A shares returned 0.51% (before maximum sales charge) for the 12 months ended October 31, 2015. The Portfolio underperformed its broad-based benchmark, the Russell 3000 Index*, which returned 4.49% for the same period.

The Portfolio allocates its assets among a combination of underlying SunAmerica Funds. Accordingly, the key indicators of performance are asset allocation, style allocation and underlying fund performance, rather than individual security or sector selection.

The Adviser will generally allocate approximately 10% of the Portfolio among ten individual asset classes through investments in the underlying SunAmerica Funds. Approximately seventy percent is allocated to domestic and foreign equities; ten percent to fixed income; ten percent to alternative strategies; and ten percent to global strategies. As of October 31, 2015, the Portfolio's domestic equity allocation was balanced among large-cap, multi-cap and small-cap market capitalizations as well as among growth, blend and value styles. International equity exposure was split approximately evenly between an international fund focused on dividend yield and a fund focused on investments in Japan. Fixed income assets were distributed among a variety of bond sectors, including government securities, investment-grade bonds and high-yield bonds. The global strategies investments were allocated between the SunAmerica Income Explorer Fund and the SunAmerica Global Trends Fund. The Portfolio's exposure to alternative strategies was through the SunAmerica Commodity Strategy Fund (formerly named the SunAmerica Alternative Strategies Fund).

During the annual period, the primary source of underperformance relative to the benchmark was asset allocation, as several of the asset classes' representative indices underperformed the Portfolio's Russell 3000 Index benchmark, a broad measure of the U.S. equities asset class. In particular, the Alternative Strategies Blended Benchmark† utilized by the underlying SunAmerica Alternative Strategies Fund – an equal mix of commodity, hedge fund and managed futures indices – returned -10.72% during the annual period. Moreover, the MSCI ACWI ex-U.S. (Net)†, the benchmark of the underlying SunAmerica International Dividend Strategy Fund, returned -4.68% during the annual period.

Overall, underlying fund performance was also a source of underperformance. Notable detractors during the annual period included the SunAmerica International Dividend Strategy Fund, SunAmerica Focused Alpha Growth Fund and SunAmerica Income Explorer Fund, which each lagged their respective benchmarks. Losses were partially offset, however, by several underlying funds that outperformed their respective benchmarks, including the SunAmerica Small-Cap Fund and the Focused Dividend Strategy Portfolio.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization.

†  The Alternative Strategies Blended Benchmark is composed of approximately 33% each of the S&P GSCI Light Energy TR Index, HRFX Equal Weighted Strategies Index and S&P Diversified Trends Indicator (DTI). The S&P GSCI Light Energy TR Index is a sub-index of the S&P GSCI and tracks the performance of commodity futures using the same conventions as the S&P GSCI. The Hedge Fund Research (HFRX) Equal Weighted Strategies Index is calculated by equally weighting eight hedge strategies with fixed weights for each strategy. The S&P DTI is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. Effective September 21, 2015, the SunAmerica Alternative Strategies Fund changed its name to the SunAmerica Commodity Strategy Fund and certain changes to its principal investment strategies and techniques – along with its benchmark – changed as well. The MSCI ACWI (All Country World Index) ex-U.S. (Net) is a free float-adjusted market capitalization-weighted index designed to provide a broad measure of the global equity market performance of 45 developed and emerging markets throughout the world, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Portfolio will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Multi-Asset Strategy Portfolio Class A shares would be valued at $13,553. The same amount invested in securities mirroring the performance of the Russell 3000 Index** would be valued at $21,467.

	Class A		Class B		Class C††		Class I
Focused Multi-Asset Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	-5.29%	0.51%	-4.13%	-0.17%	-1.14%	-0.15%	0.51%	0.51%
5 year return	4.59%	32.76%	4.79%	28.36%	5.16%	28.59%	N/A	N/A
10 year return	3.09%	43.79%	3.16%	36.48%	3.04%	34.91%	N/A	N/A
Since Inception*	5.23%	105.71%	5.28%	95.08%	5.04%	89.28%	5.68%	26.21%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 08/15/11.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2015, the Focused Multi-Asset Strategy Portfolio Class A returned (5.29)% compared to 4.49% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Balanced Strategy Portfolio Class A shares returned 0.37% (before maximum sales charge) for the 12 months ended October 31, 2015. The Portfolio underperformed its benchmark, the Russell 3000 Index*, which returned 4.49%.

The Portfolio allocates its assets among a combination of underlying SunAmerica Funds. Accordingly, the key indicators of performance are asset allocation, style allocation and underlying fund performance, rather than individual security or sector selection.

During the annual period, the Portfolio maintained its allocation mix of equities, fixed income and global strategies. The allocation to alternative strategies was eliminated in December 2014. The majority of the Portfolio's equity allocation was to funds that invest primarily in the United States. The global strategies allocation consisted of positions in the SunAmerica Income Explorer Fund and the SunAmerica Global Trends Fund. The Portfolio's fixed income allocation was increased via a new investment in the SunAmerica Flexible Credit Fund. This position gave the Portfolio an increased allocation to high yield and floating rate loans.

During the annual period, the primary driver of underperformance relative to the benchmark was underlying fund performance. The Portfolio's allocations to the SunAmerica International Dividend Strategy Fund, SunAmerica Focused Alpha Growth Fund and SunAmerica Strategic Bond Fund each underperformed their respective benchmark. However, these detractors were partially offset by the outperformance of other funds versus their respective benchmarks, notably the SunAmerica Small-Cap Fund and the Focused Dividend Strategy Portfolio.

Asset allocation was also a detractor, as several of the asset classes' representative indices underperformed the Portfolio's Russell 3000 Index benchmark, a broad measure of the U.S. equities asset class. In particular, the MSCI ACWI ex-U.S. (Net)†, the benchmark of the underlying SunAmerica International Dividend Strategy Fund, returned -4.68% during the annual period. In addition, the benchmark utilized by the SunAmerica Senior Floating Rate Fund, the S&P/LSTA Leveraged Loan Index†, returned 0.48% during the annual period.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization.

†  The MSCI ACWI (All Country World Index) ex-U.S. (Net) is a free float-adjusted market capitalization-weighted index designed to provide a broad measure of the global equity market performance of 45 developed and emerging markets throughout the world, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The S&P/LSTA Leveraged Loan Index (LLI) reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. The LLI is the only domestic leveraged loan index that utilized real-time market weightings, spreads and interest payments.

Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Portfolio will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Balanced Strategy Portfolio Class A shares would be valued at $14,030. The same amount invested in securities mirroring the performance of the Russell 3000 Index** would be valued at $21,467.

	Class A		Class B		Class C††		Class I
Focused Balanced Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	-5.37%	0.37%	-4.32%	-0.38%	-1.27%	-0.28%	0.34%	0.34%
5 year return	5.42%	38.13%	5.63%	33.52%	6.00%	33.82%	6.66%	38.04%
10 year return	3.44%	48.88%	3.52%	41.28%	3.39%	39.62%	4.07%	49.08%
Since Inception*	5.17%	104.03%	5.22%	93.57%	4.98%	87.90%	4.14%	60.77%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 02/23/04.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2015, the Focused Balanced Strategy Portfolio Class A returned (5.37)% compared to 4.49% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Dividend Strategy Portfolio Class A shares returned 6.32% (before maximum sales charge) for the 12 months ended October 31, 2015. The Portfolio outperformed its benchmark, the S&P 500 Index*, which returned 5.20% for the same period.

The Portfolio employs a "buy and hold" strategy with up to 30 high dividend-yielding equity securities, which will be evaluated and adjusted at the discretion of the portfolio managers on an annual basis. The first 10 stocks selected represent the 10 highest yielding stocks within the Dow Jones Industrial Average, a strategy popularized as the "Dogs of the Dow." The next 20 stocks are selected from the Russell 1000 Index†, although stocks in Utilities and Financials are generally excluded. The criteria used to select these 20 stocks include dividends, profitability and valuation.

During the annual period, higher-dividend-paying stocks in the broad U.S. equity market, toward which the Portfolio remained biased, underperformed the S&P 500 Index, but the Portfolio benefited from effective stock selection among those securities. Similarly, while companies with higher valuations, or price/earnings ratios, outperformed the broad U.S. equity market, stocks with average to lower valuations contributed the most to the Portfolio's performance during the annual period. Consistent with historic trends, the Portfolio also benefited from security selection among companies with a low volatility profile.

From a sector perspective, stock selection in Industrials, Consumer Staples and Materials proved particularly effective. Positioning in Consumer Staples, Industrials, Utilities, Financials and Consumer Discretionary also aided the Portfolio's relative performance. However, positioning in the other five sectors of the S&P 500 Index hurt relative results. Stock selection in the Consumer Discretionary, Information Technology and Energy sectors also detracted.

The top-performing individual stocks during the annual period included packaged food provider Kraft Heinz, tobacco companies Reynolds American and Altria Group, management and technology consulting services provider Accenture and fast-food restaurant retailer McDonald's. The primary individual stock detractors from the Portfolio's relative results during the annual period included several energy companies – namely, contract driller Helmerich & Payne, oil and gas services and equipment company National Oilwell Varco and integrated energy companies Chevron and Conoco Phillips. Symantec, a security software and services company, was another notable laggard.

Past performance is no guarantee of future results.

*  The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

†  The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have fewer resources and a greater risk of business failure than do large companies. The Portfolio will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other mutual funds.

The Portfolio's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Dividend Strategy Portfolio Class A shares would be valued at $27,047. The same amount invested in securities mirroring the performance of the S&P 500 Index** would be valued at $21,289.

	Class A		Class B		Class C††		Class W
Focused Dividend Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	0.23%	6.32%	1.72%	5.61%	4.66%	5.63%	6.55%	6.55%
5 year return	14.10%	105.26%	14.47%	98.58%	14.71%	98.57%	N/A	N/A
10 year return	10.46%	186.89%	10.53%	172.13%	10.40%	168.93%	N/A	N/A
Since Inception*	6.89%	238.31%	6.93%	220.76%	6.56%	201.94%	12.01%	32.26%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 06/08/98; Class B 06/08/98; Class C 06/08/98; Class W 05/15/13.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2015, the Focused Dividend Strategy Portfolio Class A returned 0.23% compared to 5.20% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

SunAmerica Strategic Value Portfolio Class A shares returned 0.56% (before maximum sales charge) for the 12 months ended October 31, 2015. The Portfolio modestly outperformed its benchmark, the Russell 3000 Value Index*, which returned 0.24%.

The Portfolio's principal investment strategy is based on value. The value-oriented philosophy to which we subscribe is that of investing in securities believed to be undervalued in the market. The selection criteria are usually calculated to identify stocks of companies with solid financial strength that have attractive valuations and that may have generally been overlooked by the market. The principal investment technique we employ in the Portfolio is a "buy and hold" strategy with equity securities selected annually from the Russell 3000 Value Index. We select securities through extensive quantitative research, which includes the use of a multi-factor model that we employ to identify and rank companies within the Russell 3000 Value Index. Through this selection process, we select approximately 100 securities from the Russell 3000 Value Index. The Portfolio is evaluated and adjusted at the discretion of our portfolio management team on an annual basis, with the annual consideration of securities that meet the selection criteria to take place on or about March 1st.

During the annual period ended October 31, 2015, lower volatility stocks performed well, and the Portfolio's overweight positioning and security selection in this market segment was a primary driver of its outperformance. The Fund also benefited from security selection among stocks with more moderate valuations, or price/earnings ratios.

From a sector perspective, the primary driver of the Portfolio's outperformance was positive stock selection in Information Technology, Consumer Staples and Industrials. Strong security selection within Financials also helped, more than offsetting the drag on performance of having an underweight exposure to the strongly performing sector. An overweight allocation to the Consumer Discretionary sector, which outpaced the Russell 3000 Value Index during the annual period, also boosted relative results. Gains were limited by an overweight allocation to and stock selection in Energy, the worst performing sector in the Russell 3000 Value Index during the annual period. Security selection in Materials and Health Care also hampered results.

The leading individual positive contributors included global stock exchange NASDAQ, aerospace and defense company Northrop Grumman, property and casualty insurance company Chubb, software giant Microsoft and entertainment company Walt Disney Company. The Portfolio was hurt most during the annual period by positions in integrated energy company Chevron, investment management firm Franklin Resources, discount retailer Wal-Mart Stores, integrated energy company Exxon Mobil and oil and gas services and equipment company National Oilwell Varco.

Past performance is no guarantee of future results.

*  The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have fewer resources and a greater risk of business failure than do large companies.

The Portfolio's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in SunAmerica Strategic Value Portfolio Class A shares would be valued at $17,501. The same amount invested in securities mirroring the performance of the Russell 3000 Value Index** would be valued at $19,139.

	Class A		Class C††
SunAmerica Strategic Value Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	-5.23%	0.56%	-1.09%	-0.09%
5 year return	10.31%	73.28%	10.87%	67.54%
10 year return	5.76%	85.69%	5.69%	73.86%
Since Inception*	7.49%	236.85%	7.18%	203.45%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/01/99; Class C 11/01/99.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2015, the SunAmerica Strategic Value Portfolio Class A returned (5.23)% compared to 0.24% for the Russell 3000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

SunAmerica Select Dividend Growth Portfolio Class A shares returned 1.94% (before maximum sales charge) for the 12 months ended October 31, 2015. The Portfolio underperformed its benchmark, the Russell 1000 Index*, which returned 4.86%.

The Portfolio's principal investment strategy is based on a rules-based approach that uses both growth and value criteria to invest in dividend-paying stocks. The Fund uses this disciplined stock approach to screen the Russell 1000 Index to identify 40 stocks with historical dividend growth and attractive valuation and profitability characteristics.

During the annual period ended October 31, 2015, individual stock selection was the primary driver of the Portfolio's underperformance. That said, it is well worth noting that while larger-cap stocks in the Russell 1000 Index generally outperformed smaller-cap stocks, the Portfolio benefited from strong security selection among smaller stocks. Similarly, while stocks with higher price/earnings ratios outperformed the broad U.S. equity market, the Portfolio's stock selection among more moderately valued companies was beneficial. On the other hand, lower and non-dividend yielding stocks generally outperformed the Russell 1000 Index, and so the Portfolio was hurt by its underweight allocations in these market segments. However, it was offset by stock selection among high dividend payers, which contributed positively.

From a sector perspective, stock selection in Consumer Discretionary, Information Technology and Financials detracted most. Losses were partially offset by having overweight exposures to Consumer Staples and Consumer Discretionary, each of which outpaced the Russell 1000 Index during the annual period. Having no exposure to Utilities, which lagged the Russell 1000 Index during the annual period, and effective stock selection in Industrials, Energy, Health Care and Consumer Staples also helped.

Among individual holdings, the Portfolio was hurt most during the annual period by positions in airline Copa Holdings, specialty apparel retailer Gap, contract driller for the oil and gas industry Helmerich & Payne, rail transportation services provider Norfolk Southern and integrated energy company Chevron. Conversely, the leading individual positive contributors to the Portfolio's results were tobacco company Reynolds American, home products retailer Williams-Sonoma, discount retailer Target, aerospace and defense company Northrop Grumman and technology-based trade processing solutions provider to the financial services industry Broadridge Financial Solutions.

Past performance is no guarantee of future results.

*  The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have fewer resources and a greater risk of business failure than do large companies.

The Portfolio's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Since inception, $10,000 invested in SunAmerica Select Dividend Growth Portfolio Class A shares would be valued at $10,130. The same amount invested in securities mirroring the performance of the Russell 1000 Index** would be valued at $11,307.

	Class A		Class C		Class W
SunAmerica Select Dividend Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	-3.92%	1.94%	-0.03%	0.96%	1.86%	1.86%
Since Inception*	0.86%	7.51%	4.14%	6.28%	5.03%	7.65%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 05/02/14; Class C 05/02/14; Class W 05/02/14.

**  The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2015, the SunAmerica Select Dividend Growth Portfolio Class A returned (3.92)% compared to 4.86% for the Russell 1000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Directors

Richard W. Grant

Peter A. Harbeck

Dr. Judith L. Craven

William F. Devin

Stephen J. Gutman

William J. Shea

Officers

John T. Genoy, President
and Chief Executive Officer

Gregory R. Kingston, Treasurer

Shawn Parry, Vice President and Assistant Treasurer

Donna McManus, Vice President and Assistant Treasurer

James Nichols, Vice President

Kara Murphy, Vice President

Katherine Stoner, Vice President and Chief Compliance Officer

Gregory N. Bressler, Secretary

Kathleen Fuentes, Chief Legal Officer
and Assistant Secretary

Matthew Hackethal, Anti-Money Laundering Compliance Officer

Investment Adviser

SunAmerica Asset Management, LLC.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Distributor

AIG Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Shareholder Servicing Agent

SunAmerica Fund Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Custodian and Transfer Agent

State Street Bank and Trust Company
P.O. Box 5607
Boston, MA 02110

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Portfolios which is available in the Fund's Statement of Additional Information, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON SUNAMERICA SERIES, INC. PORTFOLIOS

Information regarding how SunAmerica Series, Inc. Portfolios voted proxies relating to securities held in the SunAmerica Series, Inc. Portfolios during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800)858-8850 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund's prospectus, proxy material, annual report and semi-annual report (the "shareholder documents") to shareholders with multiple accounts residing at the same "household." This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding, please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account number(s) to SunAmerica Mutual Funds c/o BFDS, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1	Go to www.safunds.com
2	Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by: AIG Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, from the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

FOANN - 10/15

Item 2.       Code of Ethics

SunAmerica Series, Inc. (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2015, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant’s Principal Executive and Principal Accounting Officers.

Item 3.       Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that William J. Shea, the Chairman of the registrant’s Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR. Mr. Shea is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2014	2015
(a) Audit Fees	$137,327	$140,074
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$71,800	$79,930
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2014	2015
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$17,640

(e)          (1)         The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non- audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)          The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2014 and 2015 were $71,800 and $123,072 respectively.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11.  Controls and Procedures.

(a)         An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)         There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal contro1 over financial reporting.

Item 12. Exhibits.

(a)         (1)         Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2)         Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3)         Not applicable.

(b)         Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes- Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Series, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 8, 2016

By:	/s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date: January 8, 2016